REGISTRATION NOs.     2-89971

                                              811-3990

UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          X

                PRE-EFFECTIVE AMENDMENT NO.

                POST-EFFECTIVE AMENDMENT NO.     40                                           X

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                                             ACT OF 1940

AMENDMENT NO.                                         41                                                      X

NORTHWESTERN MUTUAL SERIES FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(414) 271-1444

(REGISTRANT’S TELEPHONE NUMBER)

RANDY M. PAVLICK, SECRETARY

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

[    ]     IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

[    ]     ON MAY 1, 2010 PURSUANT TO PARAGRAPH (b)

[    ]     60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

[    ]     ON (DATE) PURSUANT TO PARAGRAPH (a)(1)

[    ]     75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

[X ]     ON APRIL 29, 2011 PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

[    ]     THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY                      FILED POST-EFFECTIVE AMENDMENT.

NORTHWESTERN MUTUAL SERIES FUND, INC.

PROSPECTUS

May 1, 2011

COMMODITIES RETURN STRATEGY PORTFOLIO

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NORTHWESTERN MUTUAL SERIES FUND, INC.

COMMODITIES RETURN STRATEGY PORTFOLIO – PORTFOLIO SUMMARY

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is total return.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Estimated Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses*	0.10%
Acquired Fund Fees and Expenses*,**	0.22%
Total Portfolio Operating Expenses*	1.12%
Contractual Fee Waiver***	(0.20)%
Net Expenses*	0.92%

* Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year.

** Acquired Fund Fees and Expenses are the expenses indirectly incurred by the Portfolio as a result of its investments in investment companies and other pooled investment vehicles as well as the expenses of investing in the Portfolio’s wholly owned Cayman Islands subsidiary fund.

*** The Portfolio’s investment adviser has entered into a written agreement to waive its management fee in an amount equal to the management fee paid to it by the Portfolio’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Portfolio remains invested in the subsidiary fund.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$94	$293

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Estimated Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return (“DJ-UBS Index”). The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities. The DJ- UBS Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes more than 15% or less than 2% of the Index, and each related group of commodities represented in the Index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the Index and different sectors may represent different proportions of the Index.

The Portfolio intends to invest primarily, either directly or indirectly through a wholly-owned subsidiary, in commodity index-linked and commodity-linked derivative instruments, other derivatives, cash and fixed income securities. While the Portfolio seeks to achieve positive total return relative to the DJ-UBS Index, it is not an index fund and there can be no guarantee that this performance will be achieved. The Portfolio does not intend to invest in physical commodities.

The Portfolio intends to gain its principal exposure to the commodities markets by investing up to 25% of its total assets in the NMSF Cayman Commodity Fund, Ltd., a wholly owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (“Subsidiary”). To a lesser extent, the Portfolio may gain exposure to commodities markets by investing directly in commodity-linked derivatives and other derivative instruments, including swap agreements. The Portfolio will limit its direct investments in commodity-linked swap agreements or certain other commodity-linked derivatives such that the income derived from those instruments is limited to a maximum of 10% of the Portfolio’s annual gross income.

Investing in the Subsidiary allows the Portfolio to achieve greater exposure to the commodities markets than would otherwise be possible because of U.S. tax law requirements. The Subsidiary has the same investment objective as the Portfolio and its assets are managed by the same investment adviser and sub-adviser. However, unlike the Portfolio, the Subsidiary may invest without limitation in commodity index-linked and commodity-linked derivative instruments and other derivatives such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary also may invest in fixed income instruments. Although the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio, the investment programs of the Portfolio and the Subsidiary are not identical.

For the portion of the Portfolio’s assets not invested in commodity-linked derivatives, the Portfolio will invest in fixed income securities. The Portfolio emphasizes investment-grade fixed income securities and its fixed income portfolio will normally have an average duration of one year or less. The Portfolio may invest without limit in U.S. dollar-denominated foreign securities and may invest up to 30% of its assets in non-U.S. dollar-denominated securities.

The Portfolio is classified as a “non-diversified fund” under the Investment Company Act of 1940, as amended (“1940 Act”) which means that a relatively high percentage of the Portfolio’s assets may be invested in a limited number of issuers.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below. More information on these and other risks of investing in the Portfolio can be found beginning on page              of the Northwestern Mutual Series Fund, Inc. Prospectus, under “MORE ABOUT INVESTMENT STRATEGIES AND RISKS.”

The Portfolio is not intended to serve as a core holding in an investor’s investment program but instead should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular investment held by the Portfolio may be significantly higher than 50% of the value of the investment. Investors considering an investment in the Portfolio should be willing to accept significant volatility in the Portfolio’s performance, particularly over shorter time periods.

¡ Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. While the primary driver of the Portfolio’s returns is expected to be the change in value of the DJ-UBS Index, the Portfolio is not an index fund.

¡ Commodity Risk – The Portfolio’s investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of the DJ-UBS Index, and therefore the value of any derivative instruments linked to that Index, may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

¡ Correlation Risk – Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. For example, changes in the value of a hedging instrument may not match those of the investment being hedged. Related to other types of assets, the prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities. However, there can be no guarantee that the Portfolio’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions. In addition, the performance of the Portfolio’s commodity-linked instruments may diverge from the performance of the DJ-UBS Index, perhaps materially.

¡ Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

¡ Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.

¡ Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, which could result in greater volatility for the Portfolio, particularly during periods of market decline, and could magnify losses. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not have otherwise occurred or missed opportunities for the Portfolio. The Portfolio’s use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives also involve commodity, counterparty, correlation, management, credit, interest rate, liquidity and market risks, and the risks of mispricing or improper valuation. Investing in derivatives could cause the Portfolio to lose more than the principal amount invested.

¡ Exposure Risk – The risk associated with investments (such as derivatives) or practices that increase the amount of money the portfolio could gain or lose on an investment. Related to hedging, exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. For speculative positions, to the extent that a derivative or practice is not used as a hedge, the Portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost.

¡ Focus Risk – The Portfolio will be exposed to the performance of commodities in the DJ-UBS Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the Index. As a result, the Portfolio may be subject to greater volatility than if the Index were more broadly diversified among commodity sectors.

¡ Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities. Although the Portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

¡ Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Investments in emerging markets impose risks different from, and greater than, investments in developed markets. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

¡ Interest Rate Risk – The value of the Portfolio’s fixed income or derivative investments may decline because of a change in market interest rates.

¡ Leverage Risk – Certain transactions utilized by the Portfolio and the Subsidiary, such as the use of derivative instruments, may give rise to leverage, causing more volatility than if the Portfolio had not been leveraged. The use of leverage may cause the Portfolio or the Subsidiary to liquidate positions when it may not be advantageous to do so to satisfy obligations. The use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Portfolio’s net asset value), and there can be no assurance that the Portfolio’s use of leverage will be successful.

¡ Liquidity Risk – Particular derivative investments such as commodity-linked swaps may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

¡ Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

¡ Non-Diversification Risk –The Portfolio is classified as a non-diversified fund and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Portfolio’s performance may be more volatile than the performance of a more diversified fund.

¡ Subsidiary Risk – By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the same investment adviser and sub-adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as it does currently and could adversely affect the Portfolio.

¡ Tax Risk – Any income the Portfolio derives from direct investments in commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of the Portfolio’s gross income in order for the Portfolio to maintain its pass through tax status. However, the Internal Revenue Service (“IRS”) has issued private letter rulings to other taxpayers in which the IRS specifically concluded that income derived from a wholly owned subsidiary constitutes qualifying income, even if the subsidiary itself owns commodity-linked swaps. The Portfolio seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary.

The Portfolio has not obtained a ruling from the IRS with respect to its investments or its structure but does intend to seek such a ruling from the IRS. Based on the analysis in prior letter rulings previously issued to other taxpayers, the Portfolio intends to treat its income from the Subsidiary as qualifying income prior to receiving any such ruling from the IRS. However, a private letter ruling can only be relied upon by the taxpayer that receives it, and there is no assurance that the Portfolio will be able to obtain a favorable letter ruling from the IRS or that the IRS will not change its position with respect to some or all of these issues. If the IRS were to change its position or otherwise determine that income derived from the Portfolio’s investment in the Subsidiary does not constitute qualifying income, the Portfolio would cease to qualify for favorable tax treatment and its shareholders would be subject to diminished returns. In addition, the Portfolio would be required to reduce its exposure to such investment, which may cause difficulty in implementing its investment strategy.

PERFORMANCE

Performance information is not provided because the Portfolio is newly offered and did not complete one full calendar year of operations as of the date of this Prospectus.

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Credit Suisse Asset Management, LLC (Credit Suisse)

Portfolio Managers: Christopher Burton, Director of Credit Suisse, co-lead portfolio manager of the Portfolio since the Portfolio’s inception.

Nelson Louie, Managing Director of Credit Suisse, co-lead portfolio manager of the Portfolio since the Portfolio’s inception.

TAXES AND INTERMEDIARY COMPENSATION

For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIO” on page              of the Northwestern Mutual Series Fund, Inc. Prospectus.

SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIO

Tax Information: Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

Compensation to Broker-Dealers and Other Financial Intermediaries: Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

INTRODUCTION

Northwestern Mutual Series Fund, Inc. (“NMSF” or the “Fund”) is a mutual fund that offers its shares in separate investment portfolios. This Prospectus offers shares of one such portfolio, the Commodities Return Strategy Portfolio (the “Portfolio”). Shares of the Portfolio are offered and sold only for funding variable annuity contracts (“Annuity Contracts”) and variable life insurance policies (“Life Insurance Policies”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The terms of the Annuity Contracts and Life Insurance Policies are described in separate offering documents for those products.

Mason Street Advisors, LLC (“Mason Street Advisors” or the “Adviser”) is the investment adviser for the Portfolio. Mason Street Advisors has retained Credit Suisse Asset Management, LLC (the “Sub-Adviser” or “Credit Suisse”) to assist in managing the Portfolio. Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Fund to employ a “manager of managers” structure, the Sub-Adviser may be replaced without the approval of shareholders. Information about the Adviser and the Sub-Adviser can be found in the “INVESTMENT ADVISER AND SUB-ADVISER” section of this Prospectus.

Before investing, make sure the Portfolio’s investment objective matches your own. You can find a summary of the Portfolio’s investment objective, fees and expenses, principal investment strategies, principal risks and other important information under the “PORTFOLIO SUMMARY” section of this Prospectus. For additional information about the Portfolio’s investment strategies and risks, please refer to the “MORE ABOUT INVESTMENT STRATEGIES AND RISKS” section of this Prospectus.

This Prospectus contains important information you should review before investing in the Portfolio. For information on how to obtain more information about the Portfolio, please refer to the back cover of this Prospectus.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

General Information

This section contains additional information about the principal investment strategies of the Portfolio and associated risks described in the “PORTFOLIO SUMMARY” section of this Prospectus. It also describes additional securities and investment techniques that may be used by the Portfolio from time to time, as well as other risks that may apply. Most of these securities and investment techniques are discretionary, which means that the Adviser and Sub-Adviser can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. The Fund’s Statement of Additional Information contains more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Objective and Policies. The Portfolio’s investment objective is total return. The investment objective of the Portfolio and, unless otherwise stated, all investment policies of the Portfolio, may be changed by the Fund’s Board of Directors without shareholder approval.

Determining Portfolio Investment Limitations. Except for the Portfolio’s policies with respect to investments in illiquid securities and borrowing, the asset and security percentage limitations included in these policies and elsewhere in this Prospectus and the Statement of Additional Information apply at the time of purchase of a security and, unless otherwise stated, asset percentage limitations apply to the Portfolio’s net (not total) assets as calculated by the Portfolio for determining its net asset value per share. Maximum percentage limitations shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Portfolio.

With a change in the rating of a debt security, the Sub-Adviser will review the security’s fundamentals and determine whether it continues to be an appropriate investment for the Portfolio. Except as indicated in the Portfolio’s investment strategy, a downgrade in a security’s credit quality rating is not an automatic signal to sell that security.

Investing Risk, In General. As with any investment, an investment in the Portfolio has risks. Portfolio shares will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. Your investment in the Portfolio is not a deposit with a bank and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Your investment in Portfolio shares, which represents an indirect investment in the securities owned by the Portfolio, is subject to market risk. The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company. The value of a security may also decline due to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities and commodities generally have greater price volatility than fixed income securities. At any point in time, your Portfolio shares may be worth less than what you invested, even after taking into account the reinvestment of dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

Over the past few years, financial markets have exhibited substantial instability and volatility. Volatile financial markets can expose the Portfolio to greater market risk. In addition, in response to the instability in the financial markets, the U.S. government took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may continue to take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated; for example, proposed regulations by the Commodity Futures Trading Commission (“CFTC”) may, if adopted, subject the Portfolio to CFTC oversight. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Governments or their agencies have also acquired distressed assets from financial institutions and acquired ownership interests in those institutions. The implications of government ownership and disposition of these assets remain unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolio’s holdings.

In addition to the increased turbulence in financial markets over the recent period, the reduced liquidity in credit and fixed income markets negatively affected and may continue to negatively affect many issuers worldwide. Illiquidity in these markets may mean that there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events, and the potential for continued market turbulence, may have an adverse effect on the Portfolio.

More About Principal Investment Strategies and Risks

The following section contains additional information about the principal investment strategies used by the Portfolio and the principal risks associated with these investment strategies. Principal investment strategies, which are presented in alphabetical order, are identified by an underlined paragraph header. Within each strategy section, principal risks are identified by italicized paragraph headers.

Active Management. The performance of the Portfolio, which is actively managed, will reflect in part the ability of its manager(s) to make investment decisions that are suited to achieving the Portfolio’s investment objective. While the primary driver of the Portfolio’s returns is expected to be the change in value of the DJ-UBS Index, the Portfolio is not an index fund.

Active Management Risk. If the portfolio manager’s investment strategies do not perform as expected, the Portfolio could underperform other mutual funds with similar investment objectives or lose money.

Exposure Risk. The risk associated with investments (such as derivatives) or practices that increase the amount of money the Portfolio could gain or lose on an investment. Related to hedging, exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Related to speculative positions, to the extent that a derivative or practice is not used as a hedge, the Portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost.

Commodities. The Portfolio invests in derivative instruments that provide exposure to the investment returns of the commodities markets or a commodity index without investing directly in physical commodities. Such instruments may include exchange-traded funds, swap agreements, options, and futures and options on futures. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities. However, there can be no guarantee that the Portfolio’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions. The Portfolio intends to gain its principal exposure to commodities markets by investing up to 25% of its total assets in the Subsidiary.

The Portfolio invests in certain types of commodity-linked derivative instruments that are regulated under the Commodity Exchange Act, Commodity Futures Modernization Act, and the rules and regulations promulgated under the authority of the CFTC. As a result of recent reforms and certain rulemaking in conjunction therewith, the Portfolio may need to register as a “commodity pool operator” with the CFTC, which will subject it to additional regulatory oversight. The Portfolio does not intend to invest in commodities directly (or in instruments linked to individual commodity sectors).

Commodities Risk. The Portfolio’s investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Portfolio’s net asset value), and there can be no assurance that the Portfolio’s use of leverage will be successful.

Derivatives. The Portfolio invests, directly and indirectly, in certain types of derivatives as part of its principal strategy. The Portfolio expects to use derivative instruments primarily at the Subsidiary level. For additional information about the Subsidiary’s investments, see “Subsidiary Investment,” below, under this “More About Principal Investment Strategies and Risks” section. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, forward contracts, options on futures contracts, purchasing and/or writing (selling) put and call options and swap agreements. The Portfolio may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. There is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under “MORE ABOUT THE PORTFOLIO’S OBJECTIVE AND STRATEGIES” in the Statement of Additional Information.

Risks of Derivatives. The Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. The benefits to be derived from the Portfolio’s derivatives and options strategy are dependent upon the Sub-Adviser’s ability to discern pricing inefficiencies and predict trends in the commodities and other markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual stocks or fixed income securities, and there can be no assurance that the use of this strategy will be successful. A description of various risks associated with particular derivative instruments is included in the “MORE ABOUT THE PORTFOLIO’S OBJECTIVE AND STRATEGIES” section of the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to derivative instruments that may be used by the Portfolio and/or the Subsidiary.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Correlation Risk. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. For example, changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, transactions may be structured in a way that results in the Portfolio’s performance diverging from the DJ-UBS Index, perhaps materially.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Interest Rate Risk. When interest rates change, the value of the Portfolio’s derivatives instruments may be negatively affected to the extent the derivative instrument or its underlying asset, reference rate or index are sensitive to changes in market interest rates.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

Leverage Risk. Because derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. For additional information about the risks of leverage, see the “Leverage” discussion under this “More About Principal Investment Strategies and Risks” section.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. In addition, certain market conditions, such as those present in a zero interest rate environment or during periods of extreme volatility, which have recently occurred, may make the use of certain derivatives financially unattractive. The Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio’s interest. If the Adviser or Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate with underlying assets, rates and indexes they are designed to track. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Additionally, a common provision in privately negotiated derivative contracts permits the counterparty to the contract to terminate the derivative contract, if the value of the Portfolio’s total net assets declines by a specified amount over a specific time period. The decline of the Portfolio’s total net assets (which usually must be significant) could be caused by shareholder redemptions and/or a decrease in market value of its securities. The termination of the derivative contract in such an instance may adversely affect the Portfolio by increasing losses and/or costs and/or preventing the Portfolio from fully implementing its investment strategies. In addition, the Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Diversification. The Portfolio is classified as a non-diversified investment company as defined under the 1940 Act to enable it to focus on the performance of commodities in a specific index.

Non-diversification Risk. A non-diversified fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, because the Portfolio is non-diversified the Portfolio’s performance may be more volatile than the performance of a more diversified fund.

Fixed Income Securities. The Portfolio may invest in all types of debt investments, including:

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities;
•	U.S. Government securities including securities issued by agencies and government sponsored enterprises;
•	obligations of international agencies or supranational entities;
•	pass-through securities (including mortgage- and asset-backed securities);
•	loan participations and assignments, and dollar roll transactions;
•	indexed/structured securities (including hybrid securities, event linked bonds and trust certificates, and loan participations);
•	inflation-indexed bonds issued by both governments and corporations;
•	delayed funding loans and revolving credit facilities;
•	debt securities issued by states or local governments and their agencies, authorities, subdivisions and other government sponsored enterprises, including Build America Bonds (“municipal securities”);
•	obligations of non-U.S. governments or their subdivisions, agencies and government sponsored entities;
•	money market instruments, such as commercial paper, time deposits, bankers’ acceptances, repurchase agreements and reverse repurchase agreements;
•	reverse convertible notes;
•	zero coupon, pay-in-kind, step, strip, or tender option bonds; and
•	Rule 144A securities.

Investments in fixed income securities involve risks different from investments in equity securities. The primary risks associated with an investment in fixed income securities are as follows:

Interest Rate Risk. When interest rates change, the value of the Portfolio’s investments may be affected because prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of debt investments fall. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Credit risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to make timely principal and/or interest payments, or to otherwise honor its obligations. In times of extreme economic turmoil or in an extended economic downturn, the risk of default may increase.

Call Risk. Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Sub-Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Portfolio.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Focused Investing. The Portfolio is classified as a non-diversified fund and also focuses on the performance of commodities in the DJ-UBS Index. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities. The Index is weighted among commodity sectors using dollar adjusted liquidity and production data. Currently, four energy products, six metals and nine agricultural products are represented in the Index. The DJ-UBS Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes less than 2% or more than 15% of the Index, and each related group of commodities (e.g., energy, precious metals, livestock or grains) represented in the Index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the Index and different sectors may represent different proportions of the Index. A more detailed description of the DJ-UBS Index is found in the Statement of Additional Information. The Portfolio does not intend to invest in commodities directly or in instruments linked to individual commodity sectors.

The Portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed to industries in the three commodity sectors (currently the energy, metals and agricultural sectors) of the DJ-UBS Index. In addition, the Portfolio can invest more than 25% of its total assets in instruments issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case the Portfolio’s share values will fluctuate in response to events affecting issues in those sectors.

Focus Risk. To the extent the Portfolio invests a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds. The Portfolio will be exposed to the performance of commodities in the DJ-UBS Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the Index. As a result, the Portfolio may be subject to greater volatility than if the DJ-UBS Index were more broadly diversified among commodity sectors.

Concentration Risk. When the Portfolio invests a significant portion of its assets in securities of companies in the financial services sector (which includes the banking, brokerage and insurance industries), developments affecting the financial services sector will have a disproportionate impact on the Portfolio. These risks generally include interest rate risk, credit risk and risks associated with regulatory changes in the sector. The profitability of financial services firms depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities. The Portfolio may invest up to 30% of its assets in foreign securities. For purposes of these limitations, “foreign securities” shall mean:

• securities of companies whose principal trading activities are outside the U.S.; or

• securities denominated in non U.S. dollar currencies; or

• securities of companies that:

• are organized under the laws of, or have principal offices in, a country other than the U.S., and

• derive	50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

• American Depositary Receipts and American Depositary Shares.

With respect to derivative instruments, foreign securities also shall include instruments where the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or baskets or indexes of such instruments or securities).

The Portfolio may invest in securities denominated in non-U.S. dollar currencies and may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. In particular, the Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates, but it is not required to do so.

Foreign securities may include securities of issuers based in countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The Adviser or Sub-Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. Such countries include, but are not limited to, countries in the Morgan Stanley Capital International Emerging Markets IndexSM. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities.

Risks of Foreign Investing. The Portfolio may invest in foreign securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. To the extent the Portfolio invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds. Specific risks of investing in foreign securities include the following:

Political and Economic Risk. Foreign investments can be subject to greater political and economic risks, including political, economic and social instability. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities.

Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and it may be more difficult to obtain or enforce judgments against foreign entities.

Foreign Market Risk. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as taxes and custody costs, are generally higher than for domestic transactions.

Foreign Currency Risk. The Portfolio may invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, and is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Additionally, restrictions on currency trading that are imposed by foreign countries may have an adverse effect on the value of the securities of companies that trade or operate in those countries.

Emerging Markets Risk. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Debt Obligations of Foreign Governments. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of foreign governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.

Government Agency Securities. The Portfolio may invest in securities issued by U.S. Government agencies or government sponsored enterprises as a principal strategy. Such securities may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Special Considerations. On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the government’s senior preferred shares. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. No assurances can be given that the U.S. Government support for FNMA and FHLMC will be successful. It is also unclear what impact the Federal Reserve’s termination as a key purchaser of securities issued or backed by GNMA, FNMA and FHLMC will be on the price of mortgage securities.

Illiquid Investments. The Portfolio may invest up to 15% of net assets in illiquid investments. An illiquid investment is generally a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold in a U.S. public offering because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit. In applying the illiquid securities limit to the Portfolio, the investment in the Subsidiary is considered to be liquid.

Risks of Investing in Illiquid Securities. Investments in illiquid securities, which may include restricted securities, involve liquidity risk to the extent that the Portfolio may be unable to sell an illiquid security or sell at a reasonable price. This risk may be magnified during periods of economic turmoil or in an extended economic downturn. In addition, in order to sell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.

The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. Certain securities may be more thinly traded than other securities, which normally causes them to be less liquid and more difficult for the Portfolio to buy, sell and price such securities. In addition, during periods of extreme volatility or in an extended economic downturn, it may not be possible to liquidate positions at advantageous times or prices, which could have the effect of decreasing the overall level of the Portfolio’s liquidity. The Portfolio’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk. As a result, the Portfolio will tend to have a higher exposure to liquidity risk than a fund that does not invest in such securities as a principal investment strategy.

Leverage. Certain transactions in which the Portfolio engages may give rise to a form of leverage including, among others, swap agreements, futures contracts, and the use of when issued, delayed delivery or forward commitment transactions. To seek to mitigate leveraging risk, the Portfolio must segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser or otherwise cover its position in a permissible manner. The Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Portfolio.

Leverage Risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Given the investment strategies to be employed by the Subsidiary, there is a possibility that the segregation of a large percentage of the Subsidiary’s assets could impede the portfolio managers’ ability to pursue the Portfolio’s investment objective. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities holdings.

Asset Coverage, Segregation and Earmarking Requirements. The Portfolio will comply with guidelines established by the SEC with respect to asset coverage of its derivative obligations. These guidelines may, in certain instances, require segregation or “earmarking” by the Portfolio of cash or liquid securities on its books or with its custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.

Securities of Other Investment Companies. The Portfolio may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the 1940 Act. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory expenses. These expenses would be in addition to the management fee that the Portfolio bears directly in connection with its own operations.

The Portfolio may invest in exchange traded funds (ETFs), such as Standard & Poor’s Depositary Receipts (SPDRs), with the same percentage limitations as investments in registered investment companies. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting the purchase of underlying securities. The Portfolio may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act than would otherwise be applicable.

Risks of Investing in ETFs. The main risk of investing in an index based investment is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Subsidiary Investment. The Portfolio intends to gain its principal exposure to commodity markets by investing up to 25% of its total assets in the Subsidiary. The Subsidiary, unlike the Portfolio, may invest without limitation in commodity index-linked and commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. However, the Subsidiary is otherwise subject to the same fundamental and nonfundamental and certain other investment restrictions as the Portfolio. The Subsidiary may also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the Portfolio invests in the Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

The derivative instruments in which the Portfolio may invest and in which the Subsidiary primarily intends to invest are instruments linked to certain commodity indices. Additionally, the Portfolio or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Portfolio’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Portfolio’s portfolio may deviate from the returns of any particular commodity index. The Portfolio or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that Portfolio has greater or lesser exposure to that index than the value of the Portfolio’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations or from subscriptions and redemptions, and under normal circumstances, it is not anticipated that the Portfolio’s net notional exposure to one or more commodity indices will deviate significantly from the value of the Portfolio’s net assets. The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Sub-Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Portfolio, other than with respect to portfolio leverage, and in particular, to the requirements relating to portfolio liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s Statement of Additional Information. The Fund’s Chief Compliance Officer oversees implementation of the Portfolio’s policies and procedures as applied to the Subsidiary, and makes periodic reports to the Fund’s Board of Directors regarding the Subsidiary’s compliance with the policies and procedures. The Portfolio and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Portfolio.

Please refer to the Statement of Additional Information for additional information about the organization and management of the Subsidiary.

Risks of investing in the Subsidiary. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the Adviser and Sub-Adviser, making it unlikely that the

Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. The Fund’s Board of Directors has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio’s role as sole shareholder of the Subsidiary.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

Tax Risk. In order to qualify as a Registered Investment Company (“RIC”) under the Internal Revenue Code (“Code”), the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Any income the Portfolio derives from commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of its gross income in order for the Portfolio to satisfy the source of income requirement. The IRS has issued a revenue ruling which holds that income from commodity-linked swaps, in which the Portfolio may invest to gain exposure to the DJ-UBS Index, is not considered qualifying income under Subchapter M of the Code. However, the IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain types of commodity-linked structured notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. Based on the reasoning in such rulings, the Portfolio seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Portfolio has not obtained a ruling from the IRS with respect to its investments or its structure but does intend to seek such a ruling from the IRS. Based on the analysis in prior letter rulings previously issued to other taxpayers, the Portfolio intends to treat its income from the Subsidiary as qualifying income prior to receiving any such ruling from the IRS. However, a private letter ruling can only be relied upon by the taxpayer that receives it, and there is no assurance that the Portfolio will be able to obtain a favorable letter ruling from the IRS or that the IRS will not change its position with respect to some or all of these issues.

If it fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits. If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to diminished returns. And, if the Portfolio should fail to qualify as a RIC, it would be considered as a single investment, which may result in variable contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if they became adequately diversified.

When Issued, Delayed Delivery and Forward Commitment Transactions. The Portfolio may purchase securities which it is eligible to purchase on a when issued basis, may purchase and sell such for delayed delivery and make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

Risks of When Issued, Delayed Delivery and Forward Commitment Transactions. When issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions.

Other Investment Strategies and Risks

ADRs. The Portfolio may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are considered foreign securities for purposes of limitations stated herein regarding foreign securities except as specifically noted.

ADR Risk. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

Commodity-Linked Structured Notes. The Portfolio may invest in commodity-linked structured notes. In particular, the Portfolio may seek to gain exposure to the commodities markets by investing in commodity-linked structured notes with principal and/or coupon payments linked to the value of the DJ-UBS Index. Commodity-linked structured notes are debt instruments with principal payments generally linked to the value of commodities, commodities futures contracts or the performance of commodity indices and interest and coupon payments tied to a market-based interest rate. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities. Investing in structured notes also involves correlation risk, counterparty risk, derivative risk, leverage risk, and tax risk.

Delayed Funding Loans and Revolving Credit Facilities. The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. The commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Equity Securities. The Portfolio is designed to invest primarily in commodities-linked derivative instruments and in fixed income instruments but may invest in common and preferred stocks and other types of equity securities to a limited degree.

Risks of Equity Securities, Generally. Equity securities represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Portfolio due to its investments in equities. The price of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. An issuer of a security purchased by the Portfolio may perform poorly, and, therefore, the value of its common stocks and preferred stocks may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Risks of Preferred Stocks. Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stock holders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.

Risks of Large Cap Companies. Even the Portfolio’s investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Risks of Small and Mid Cap Companies. The Portfolio may invest in small and mid cap stocks, subject to the Portfolio’s objectives and policies. Small and mid cap companies may have more growth potential and may be able to react to market conditions more quickly; however, small and mid cap stocks may involve greater risks of loss and price fluctuation than stocks of companies with larger capitalizations. Small and mid-sized companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. These stocks may react differently to issuer, political, market and economic developments than stocks with larger capitalizations. Also, the trading markets for small and mid cap stocks tend to be less liquid than securities of larger companies, which may result in difficulty buying or selling a small or mid cap stock, especially during periods of market volatility.

Risks of Micro-Cap Companies. The Portfolio may invest in micro cap stocks, subjective to the Portfolio’s objectives and policies. Micro cap companies may have more growth potential and may be able to react to market place conditions more quickly; however, investing in micro cap stocks may involve greater risks than investing in stocks of companies with larger capitalizations. Micro cap companies often have a more limited track record, narrower markets for their products and services and more limited managerial and financial resources and face a greater risk of business failure. For these reasons, the prices of micro cap securities are typically more volatile and their markets less liquid than small, mid-and large cap stocks.

Risks of Rights and Warrants. Investments in rights and warrants may be more volatile than the underlying common stock and may cause the Portfolio increased risk of loss if the rights or warrants cannot be exercised prudently by the expiration date or if the rights and warrants lack a liquid secondary market for resale.

Risks of When Issued Securities. When issued securities involve risk that the security the Portfolio buys may lose value prior to its delivery or may not be issued causing the Portfolio to incur a loss. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. Please see “When Issued, Delayed Delivery and Forward Commitment Transactions” above, which describes additional information about such transactions.

Risks of Convertible Securities. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Risks of Inflation-Indexed Bonds. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Loan Participations and Assignments. The Portfolio may invest in fixed- and floating rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Mortgage Related and Other Asset-Backed Securities. The Portfolio may invest in mortgage- and asset-backed securities. An asset-backed security is a fixed income security that derives its credit worthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit card receivables and home equity loans), collateralized mortgage obligations and collateralized debt obligations. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Risks of Mortgage- and Asset-Backed Securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage related security generally will decline; however, when interest rates are declining, the value of mortgage related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are subject to prepayment risk. When borrowers refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the mortgage-backed securities purchased by the Portfolio, may be prepaid in this fashion. Likewise, borrowers may prepay the credit card or automobile trade receivables, home equity loans, corporate loans or bonds or other assets underlying the Portfolio’s asset-backed securities. When this happens, the Portfolio will be required to purchase new securities at current rates, which will usually be lower. Because of this prepayment risk, the Portfolio’s investments in mortgage- and asset-backed securities may benefit less from declining interest rates than a fund that does not invest in such securities. Mortgage risk is the risk that in a period of rising interest rates, mortgage related securities may exhibit additional volatility, which may increase the volatility of the Portfolio’s share price.

Mortgage- and asset-backed securities are also subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor issued by the U.S. government) or by non-governmental issuers. Although there is generally a liquid market for these investments, those securities issued by private organizations may not be readily marketable, and since 2007 certain mortgage-backed and other asset-backed securities have experienced limited liquidity. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Municipal Securities. One type of debt security in which the Portfolio may invest are municipal securities. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, including hybrids and synthetic securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Risks of Investing in Municipal Securities. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal markets relating to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the overall financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). Issuers of Build America Bonds can elect whether to offer a tax credit to the buyer or receive a direct payment from the federal government equal to 35% of the interest costs. The federal tax credit or interest subsidy continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.

Build America Bonds are subject to the same types of risks as other municipal bonds. However, because Build America Bonds are a relatively new form of municipal financing, it is difficult to predict the extent to which a market for the bonds will develop. As a result, Build America Bonds may experience greater illiquidity than other municipal obligations. In addition, since the ability of municipalities to issue Build America Bonds was not extended beyond December 31, 2010, the number of Build America Bonds available in the market will be limited and there can be no assurance that Build America Bonds will be actively traded. Illiquidity may negatively affect the value of the bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. The federal government could eliminate or reduce federal subsidies in the future. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.

Repurchase Agreements. The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, who agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings. The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

Short Sales. The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Portfolio may also enter into a short derivative position through a futures contract or swap agreement. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities or derivative sold short have appreciated in value, thus resulting in a loss to the Portfolio. When the Portfolio makes a short sale, it must segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser or otherwise cover its position in a permissible manner.

Temporary Defensive Investments and Cash Reserves. A certain portion of the Portfolio’s assets may be held in cash or money market reserves. In times of unstable or adverse market or economic conditions, up to 100% of the Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities or repurchase agreements. The Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or Portfolio securities, to meet anticipated redemptions of Portfolio shares or in support of the Portfolio’s position in certain derivative instruments. The Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent the Portfolio holds cash reserves or invests defensively in these securities, it might not achieve its investment objective.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Other Investments and Techniques. The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

THE INVESTMENT ADVISER AND SUB-ADVISERS

The Investment Adviser

The investment adviser for the Portfolio is Mason Street Advisors, LLC, a wholly owned subsidiary of Northwestern Mutual. Mason Street Advisors’ address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Mason Street Advisors provides its extensive institutional and fixed income expertise to Northwestern Mutual and certain of its affiliates, The Northwestern Mutual Foundation, and Northwestern Mutual’s pension plan assets for employees and financial representatives. As of December 31, 2010, Mason Street Advisors had over $         billion in assets under management. As investment adviser, Mason Street Advisors manages the operations of the Fund.

The Sub-Adviser

Credit Suisse Asset Management, LLC (“Credit Suisse”) has been retained by Mason Street Advisors and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Portfolio, subject to the general control of the Board of Directors of the Fund and Mason Street Advisors. Credit Suisse is located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse also serves as the sub-investment manager for the Subsidiary. Credit Suisse is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

Portfolio Managers

A brief biography of each portfolio manager who has responsibility for the day-to-day management of the Portfolio’s assets is set forth below. Please see the Statement of Additional Information for additional information about the portfolio managers’ investments in the Portfolio, a description of portfolio manager compensation and information regarding other accounts that the portfolio managers manage.

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the assets of the Portfolio; the current members of the Credit Suisse Commodities Management Team are listed.

Christopher Burton, who co-manages the Portfolio, is a Director of Credit Suisse and joined Credit Suisse in 2005. He is a portfolio manager and trader specializing in derivatives and has managed the Portfolio since its inception.

Nelson Louie, who co-manages the Portfolio, is a Managing Director of Credit Suisse and Global Head of the Commodities Group. Mr. Louie re-joined Credit Suisse in 2010. He is a portfolio manager sharing day-to-day responsibility of portfolio management, including commodities exposure, portfolio construction and risk management and has managed the Portfolio since its inception. Mr. Louie was an Executive Director in the Commodity Index Products area at UBS Securities, LLC from May 2009 to August 2010. From June 2007 to May 2009 he was a Managing Director at AIG Financial Products responsible for North American marketing of commodities-based solutions. From April 1993 to June 2007 he held positions within Credit Suisse with responsibilities including portfolio management and overseeing a team responsible for commodity, equity, and option related strategies and products.

Advisory Fees

Under an Investment Advisory Agreement with the Fund, the Portfolio pays a monthly fee for investment advisory services at an annual rate of 0.80% of the aggregate average daily net asset value of the Portfolio. Mason Street Advisors pays the Sub-Adviser out of its investment advisory fee. Under an Investment Sub-Advisory Agreement with Credit Suisse, Mason Street Advisors pays Credit Suisse 0.42% of the first $50 million of the Portfolio’s average net assets, 0.37% of the next $100 million, and 0.32% on assets in excess of $150 million. Mason Street Advisors has contractually agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee paid to it by the Subsidiary.

In addition to approving all advisory and sub-advisory agreements, the Fund’s Board of Directors considers the renewal of each advisory and sub-advisory agreement, including fees, at least annually. A discussion regarding the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period will appear in the Fund’s annual and/or semi-annual shareholder reports.

Expense Limitation Agreement:

Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolio to the extent necessary so that the Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges and extraordinary expenses) on an annualized basis do not exceed, after the waiver, 0.98% of net assets. This expense cap shall be given effect after the application of the management fee waiver described in the previous paragraph.

Subsidiary

The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Portfolio is the sole shareholder of the Subsidiary, and it is expected that shares of the Subsidiary will not be offered or sold to other investors.

Mason Street Advisors manages the Subsidiary’s operations pursuant to an Investment Advisory Agreement with the Subsidiary, and Credit Suisse selects the Subsidiary’s investments pursuant to an Investment Sub-Advisory Agreement with Mason Street Advisors. Under those agreements, Mason Street Advisors and Credit Suisse provide the Subsidiary with the same type of investment advisory and sub-advisory services, under the same terms, as are provided to the Portfolio. The Subsidiary’s advisory and sub-advisory agreements provide for their automatic termination upon the termination of the Investment Advisory Agreement and Sub-Advisory Agreement relating to the Portfolio, respectively. The Subsidiary has also entered into a separate contract for the provision of custody services with the same service provider that provide those services to the Portfolio.

The Subsidiary pays Mason Street Advisors a fee for its services, and Mason Street Advisors pays a sub-advisory fee to Credit Suisse. Mason Street Advisors has contractually agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee paid to Mason Street Advisors by the Subsidiary. This undertaking will continue in effect for so long as the Portfolio invests in the Subsidiary. The Subsidiary will also bear the fees and expenses incurred in connection with the custody services it receives.

The financial statements of the Subsidiary will be consolidated with those of the Fund, and will be included in the Fund’s Annual and Semi-Annual Reports provided to shareholders. Copies of the reports are provided without charge upon request, as indicated on the back cover of this Prospectus. Please refer to the Statement of Additional Information for additional information about the organization and management of the Subsidiary.

Manager of Managers Structure

The Fund and Mason Street Advisors have received an exemptive order from the SEC that permits the Fund to employ a “manager of managers” structure. Under this structure, Mason Street Advisors, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Mason Street Advisors has the ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement to the Board.

Shareholders will be notified in the event the Fund hires or replaces an unaffiliated sub-adviser. The order also permits the Fund to disclose to shareholders the aggregate fees paid to the sub-adviser(s) by the Portfolio. The manager of managers’ structure does not alter the right of shareholders of the Portfolio to terminate a sub-advisory agreement with an unaffiliated sub-adviser at any time by a vote of the majority of the outstanding voting securities of the Portfolio.

Legal Proceedings

The Fund, Mason Street Advisors and Northwestern Mutual are not currently subject to any legal or regulatory proceedings that would materially affect the Fund or the Portfolio. In addition, the Sub-Adviser has stated that it is not currently subject to any legal or regulatory proceedings that would materially affect the Sub-Adviser’s ability to perform services for the Fund or the Portfolio, or otherwise materially affect the Fund or the Portfolio.

ABOUT YOUR INVESTMENT

How Shares Are Priced

Shares of capital stock of the Portfolio of the Fund are offered and redeemed at their net asset value (“NAV”) as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost. The Portfolio’s NAV is determined as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for trading. To the extent the Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price it shares, the value of these investments may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Futures contracts are valued at the closing settlement price on the commodities exchange. Options contracts are valued at the last quoted sales price and, if there is no such reported sale, long positions are valued at the most recent bid price, and short positions at the ask price. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Structured note agreements are valued in accordance with dealer-supplied valuation based on changes in the value of the underlying index. Other derivatives are valued at prices provided by a pricing service or pursuant to the fair value pricing procedures.

Debt securities with maturities generally exceeding one year are generally valued on the basis of valuations furnished by a pricing service, which utilizes electronic data processing techniques to report valuations for debt securities, without regard to exchange or over-the-counter prices. Money market instruments with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market. Debt securities with remaining maturities of sixty days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

The Subsidiary is subject to the same valuation policies and fair value procedures as the Portfolio.

Fair Value Pricing

All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith pursuant to procedures adopted by the Directors. The possibility of fair value pricing means that changes in the Portfolio’s NAV may not always correspond to changes in quoted prices of the Portfolio’s investments. Fair value procedures may be widely used to value foreign securities.

Many securities markets and exchanges outside the United States close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. The Fund utilizes fair value pricing procedures which, among other things, provide that certain securities will be valued at fair value if such subsequent events are considered likely to have a material effect on the value of the Portfolio’s shares. To help address circumstances when significant events may materially affect the value of foreign securities and render the closing market quotations for such securities stale or unreliable, the Directors have authorized the use of a pricing service to assist the Fund in valuing certain securities listed or traded on foreign securities exchanges in the Portfolio in certain circumstances when there is a significant change in the value of potentially related U.S.-traded securities, as represented by, for example, a broad based market index. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to its foreign investments to a significant extent. The Fund may also fair value price certain foreign or domestic portfolio securities in certain other circumstances when market quotations for a security may not be readily available, such as, without limitation, if the exchange on which a security is principally traded closed early, or if trading in a particular security was halted during the day and did not resume prior to the time when the Portfolio calculated its NAV. Although the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to securities and other types of investments which are not frequently traded, to a significant extent.

With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Portfolio’s NAV is calculated based on the NAVs of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.

Taxes And Dividends

Shares of the Portfolio are offered only for funding Annuity Contracts and Life Insurance Policies offered by Northwestern Mutual through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in Annuity Contracts and Life Insurance Policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors in those products.

The Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Code and intends to satisfy the diversification requirements of Section 817(h) of the Code, which prohibits the Portfolio from investing more than 55% of its assets in securities issued by the same entity, such as the U.S. Treasury. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve the Portfolio from all, or substantially all, Federal taxes. The Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

Shareholders of the Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Board of Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared annually for each Portfolio. The Portfolio may make additional distributions at other times in necessary to avoid a federal tax. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless the separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s dividends may constitute a return of capital.

Net investment income of the Portfolio will be determined at the close of trading on the New York Stock Exchange (the “Exchange”) on each day during which the Exchange is open for trading. Net investment income of the Portfolio consists of:

—  all dividends, interest income and discount earned by the Portfolio (including original issue and market discount);

—  net short-term capital gain; less

—  all expenses of the Portfolio.

See the “Tax Risk” sub-section under “Subsidiary Investment” in the “More About Principal Investment Strategies and Risks” section, above, for information regarding special tax considerations of an investment in the Portfolio. Also, the Statement of Additional Information contains further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT OR POLICY.

INVESTING IN THE PORTFOLIO

Buying and Selling Shares

Shares of the Portfolio may be purchased and redeemed by Northwestern Mutual for its separate accounts of Annuity Contracts and Life Insurance Policies. Variable product owners, who own interests in the separate accounts, may not directly purchase and redeem shares of the Portfolio. Terms governing the purchase and sale of a variable product owner’s interest in a separate account are included in the variable product prospectus.

Although redemption requests are generally paid in cash, the Fund reserves the right in its sole discretion to determine whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value selected by the Fund in its sole discretion as permitted under the 1940 Act and the rules thereunder, and the redeeming shareholder will be responsible for disposing of securities and bearing any associated costs.

Short Term and Excessive Trading

In addition to the Portfolio, the Fund offers additional portfolios by separate prospectus. This discussion of the policies and procedures of the Fund and the Portfolio related to frequent purchases and redemptions contemplates an investor’s ability to transfer among the all the portfolios offered by the Fund. In this section, each portfolio offered by the Fund, including the Portfolio and portfolios offered by separate prospectus, are referred to individually as a “Fund Portfolio” and collectively as “Fund Portfolios” unless they are referred to specifically by their respective names.

Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Fund Portfolio’s long-term investors because it can, among other things, disrupt Fund Portfolio investment strategies, increase Fund Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for the Fund Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Fund Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

By their nature, insurance company separate accounts, for which purchases and sales of Fund Portfolio shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify market timing activity in the Fund Portfolios. Consequently, to deter short term and excessive trading, the Fund’s Board of Directors has received and reviewed and determined to be reasonable policies and procedures adopted and implemented by Northwestern Mutual, which are designed to control abusive trading practices at the variable product owner level. Northwestern Mutual seeks to apply these policies and procedures uniformly to all investors, except to the extent it is prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by its policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing. These policies and procedures are discussed below.

In addition, to minimize harm to the Fund and its investors, the Fund reserves the right to reject without notice any purchase order (including exchanges) from any investor who it believes has a history of abusive trading or whose trading, in its sole judgment, has been or may be disruptive to investors in the Fund. Alternatively, the Fund reserves the right to accept purchases and exchanges in excess of Northwestern Mutual’s guidelines if it believes in its sole discretion that such transactions would not be inconsistent with the best interests of investors. In addition, the Fund seeks to deter abusive trading by using fair value pricing as described in the section “How Shares are Priced.”

Among the steps taken by Northwestern Mutual to reduce the frequency and effect of these abusive trading activities, are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single variable annuity contract or variable life insurance policy during a contract or policy year. A “division” is a sub-account of the separate account which corresponds to a Fund Portfolio of the Fund. Multiple transfers with the same effective date made by the same investor will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same division, excluding the division that corresponds to the Money Market Portfolio (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next contract or policy anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Fund Portfolio underlying a division (excluding the division that corresponds to the Money Market Portfolio) will be sent a warning letter after the first such round trip transfer, and will be restricted from making additional transfers until the next contract or policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, or interest sweeps, or to initial allocations or changes in future allocations. Once an investor is restricted, he will be allowed one additional transfer into the division that underlies the Money Market Portfolio until the next contract or policy anniversary date.

Northwestern Mutual’s Life Insurance Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by the entity’s employee benefit or similar plan. These policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfer per contract or policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets requirements established by Northwestern Mutual. Northwestern Mutual reserves the right to monitor or limit transactions involving portfolio rebalancing programs where it believes such transactions may be potentially harmful to a Fund Portfolio.

If Northwestern Mutual believes an investor’s trading activity is in violation of, or inconsistent with, its policies and procedures or otherwise is potentially disruptive to the Fund or harmful to its investors’ interests, the investor may be asked to stop such activities and future purchases or exchanges by the investor may be rejected without prior notice. If your investment professional provides substantially the same asset allocation or investment advice to a number of owners of Annuity Contracts or Life Insurance Policies whose investments represent a substantial portion of the assets in an underlying Fund Portfolio, resulting trading activities may adversely affect all owners of such Annuity Contracts or Life Insurance Policies. Therefore, Northwestern Mutual may restrict the aggregate amounts your investment professional may transfer on behalf of owners he or she represents or impose additional requirements with respect to such transfer. These limitations are intended to minimize the potential adverse effect large transfers may have on the interests of all owners of Annuity Contracts and Life Insurance Policies. Because it retains discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

These policies and procedures may change from time to time as the Fund and Northwestern Mutual determine in their sole discretion without notice; provided, however, investors would be given advance, written notice if the policies and procedures were revised to accommodate market timing.

The Fund’s Board of Directors intends to monitor events and obtain periodic reports from Northwestern Mutual on the effectiveness of its policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring and what action, if any, should be taken in response. However, the Fund may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities.

Mixed Funding

The shares of the Portfolio of the Fund are offered only to Northwestern Mutual and its separate accounts for Annuity Contracts and Life Insurance Policies. Due to differences of tax treatment and other considerations, the interests of contract and policy owners in the Fund may conflict. The Board of Directors of the Fund will monitor events for any material irreconcilable conflicts that may arise and will determine what action, if any, should be taken in response. If a conflict is identified, the Board may require one or more insurance separate accounts to withdraw its investment in the Fund, which may cause the Fund to sell securities at disadvantageous prices and disrupt orderly management of the Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. A list of the ten largest holdings for the Portfolio and the percentage of Portfolio net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the internet at www.northwesternmutual.com. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of the Portfolio’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The information may be found in either the life insurance or annuities section of the “Products and Services” page, and then selecting “Fund Information” and the specific Portfolio. The holdings information will remain on the website at least until such time as the Portfolio’s complete holdings for the calendar quarter are filed with the SEC. The Fund may from time to time withhold posting to or remove from the website any portion of this information with respect to the Portfolio.

FINANCIAL HIGHLIGHTS

Because the Portfolio is newly offered and had not yet commenced operations during the Fund’s last fiscal year, financial information for the Portfolio is not available.

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund’s Statement of Additional Information (SAI), incorporated by reference in this Prospectus, which is available free of charge.

To request a free copy of the Fund’s SAI, or to request other information about the Fund and to make shareholder inquiries, call us at 1-888-455-2232. In addition, the Fund’s SAI and other information about the Fund are available free of charge at www.northwesternmutual.com. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

Investment Company Act File No. 811-3990

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2011

NORTHWESTERN MUTUAL SERIES FUND, INC.

COMMODITIES RETURN STRATEGY PORTFOLIO

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated May 1, 2011. A free copy of the Prospectus, or current Annual or Semi-Annual Report to Shareholders, when available, may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number 1-888-455-2232. This Statement of Additional Information relates to the specific portfolio listed above (“Portfolio”).

The financial statements of the Fund, when available, and the report of the independent registered public accounting firm thereon, when available, will be incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report to Shareholders. No other information is incorporated by reference.

INVESTMENT POLICIES

The following information supplements the discussion of investment objectives, strategies and risks in the Fund’s Prospectus. The Portfolio’s policies that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the Investment Company Act of 1940 (“1940 Act”), meaning approval by the lesser of (1) the holders of 67% or more of the Fund’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. The Portfolio’s investment objective, as well as other policies that are not designated as fundamental, may be changed without shareholder approval.

Investment Restrictions

Investment restrictions that are expressed as a percentage limitation are not considered violated unless the limitation is exceeded by virtue of an acquisition of securities or assets or borrowings. The calculation of total assets for purposes of applying an investment restriction is determined exclusive of any cash collateral held in connection with securities lending activities. Currently, the Fund does not avail itself of any SEC exemptive orders or no action letters releasing it from its investment restrictions with respect to the Portfolio.

Fundamental Policies. The following investments are designated as fundamental policies.

1.

Industry Concentration. The Portfolio will not purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. government securities; (b) 25% or more of the Portfolio’s assets may be indirectly exposed to industries in commodity sectors of an index; and (c) the Portfolio may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries). (Note: For purposes of this limitation, the Fund generally relies on industry classifications published by Bloomberg L.P. To the extent the Fund determines the characteristics of companies within a particular Bloomberg classification to be materially different, it may further classify issues in accordance with industry classifications published by the SEC. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. The Portfolio will apply its concentration limitation in a manner that capture’s the Portfolio’s economic exposure to an industry by virtue of its investments in derivative securities (i.e., by looking through to the reference instrument that underlies the derivative securities.)

2.

Loans. The Portfolio may not make loans to other persons, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. (Note: This restriction shall not prevent the Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC. The Portfolio’s policies regarding the lending of portfolio securities are described elsewhere in this Statement of Additional Information (“SAI”). The Portfolio may not make loans to affiliated investment companies, except upon receipt of an exemptive order from the SEC.)

3.

Securities Underwriting. The Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. ( Note: This restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Portfolio from selling its own shares.)

4.

Real Estate. The Portfolio may not purchase or sell real estate. (Note: This restriction does not prevent the Portfolio from investing in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.)

5.

Commodities. The Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. (Note: This restriction does not prohibit the Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, commodity-linked structured notes, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed delivery basis, or other derivative instruments, or other financial instruments that are secured by physical commodities or by indices, in accordance with the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.)

6.

Senior Securities. The Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. (Note: This restriction shall not be deemed to prohibit the Portfolio from engaging in the following activities provided liquid assets are earmarked, or margin, collateral or escrow arrangements are established to cover the related obligations, as discussed in the Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations section of this SAI, below: (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.)

7.

Borrowing. The Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC. (Note: A Portfolio’s borrowings for leverage and investment are further limited by its operating policies discussed below.)

Operating Policies

The investment restrictions of the Portfolio set forth in this section are operating policies which may be changed without shareholder approval.

1.	Investment Companies. The Portfolio may not purchase the securities of any other investment company, except in compliance with the 1940 Act and applicable regulations promulgated thereunder.

2.	Illiquid Investments. The Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

3.

Margin Transactions. The Portfolio may not purchase securities on margin, except to the extent permitted under the 1940 Act. The Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

4.

Borrowing for Leverage and Investment Purposes. The Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets. (Note: This restriction relates only to borrowing money. Restrictions relating to certain derivatives strategies that may be deemed leverage are governed by Fundamental Investment Restriction number 6 above, relating to Senior Securities.)

5.

Repurchase Agreements. A Portfolio may not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days, nor invest in any repurchase agreements with maturities of over 30 days or enter into repurchase agreements with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).

MORE ABOUT THE PORTFOLIO’S OBJECTIVE AND STRATEGIES

Principal Investment Strategies

The investment objective of the Portfolio is total return. The Portfolio intends to invest primarily, either directly or indirectly through a wholly-owned subsidiary, in commodity index-linked and commodity-linked derivative instruments, other derivatives, cash and fixed income securities. There are no assurances that the Portfolio will achieve its investment objective. In selecting investments for the Portfolio, Credit Suisse Asset Management, LLC (“Sub-Adviser”), the Portfolio’s investment sub-adviser, evaluates the merits of the investments primarily through the exercise of its own investment analysis. In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee. The Portfolio may seek to gain exposure to the commodities markets through commodity-linked structured notes, swap agreements and futures and options. These instruments have one or more commodity-dependent components. They are derivative instruments because at least part of their value is derived from the value of an underlying variable. The Portfolio may also invest in commodity-linked structured notes and swap agreements whose performance is linked to the Dow Jones-UBS Commodity Index Total Return (“DJ-UBS Index”), swap agreements on the DJ-UBS Index, futures contracts on individual commodities or a subset of commodities and options on them.

From 1970 through 2009, the correlation between the quarterly returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Investments in the Subsidiary

The Portfolio will invest up to 25% of its total assets in the shares of the NMSF Cayman Commodity Fund, Ltd., a wholly owned subsidiary of the Portfolio formed in the Cayman Islands (“Subsidiary”). Investments in the Subsidiary are expected to provide the Portfolio with its principal exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code (“Code”) and recent revenue rulings issued by the Internal Revenue Service (“IRS”), as discussed below under “Taxes and Dividends – Special Tax Considerations – Tax Treatment of Swaps and Structured Notes.” The Subsidiary is advised by the same investment adviser and sub-adviser, and has the same investment objective as the Portfolio. The Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Portfolio. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Portfolio is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity index-linked and commodity-linked derivative instruments, including swap agreements, options, futures and options on futures. Although the Portfolio may enter into these commodity-linked derivative instruments directly, the Portfolio will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary.

The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. The derivative instruments in which the Portfolio and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Portfolio or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Portfolio’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Portfolio’s portfolio may deviate from the returns of any particular commodity index.

The Portfolio or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Portfolio has greater or lesser exposure to that index than the value of the Portfolio’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations or from subscriptions and redemptions, and under normal circumstances, it is not anticipated that the Portfolio’s net notional exposure to one or more commodity indices will deviate significantly from the value of the Portfolio’s net assets. The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Portfolio invests in the Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities discussed above.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this SAI, is not subject to all the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the same investment adviser and sub-adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. The Fund’s Board of Directors has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Portfolio. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Dow Jones-UBS Commodity Index Total Return

The Portfolio intends to gain exposure to commodities markets primarily by investing in derivatives linked to the DJ-UBS Index. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities. The DJ-UBS Index is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange. Unlike equities, which entitle the holder to a continuing stake in a corporation, commodity futures contracts specify a delivery date for the underlying physical commodity. In order to avoid delivery and maintain a long futures position, nearby contracts must be sold and contracts that have not yet reached the delivery period must be purchased. This process is known as “rolling” a futures position, and the DJ-UBS Index is a “rolling index.”

The DJ-UBS Index is designed to be a liquid benchmark for commodity investment, and is weighted using dollar-adjusted liquidity and production data. The DJ-UBS Index relies on data that is internal to the futures markets (liquidity) and external to the futures markets (production) in determining relative weightings. To determine its component weightings, the DJ-UBS Index relies primarily on liquidity data, or the relative amount of trading activity of a particular commodity. Liquidity is an important indicator of the value placed on a commodity by financial and physical market participants. The DJ-UBS Index also relies to a lesser extent on dollar-adjusted production data. Production data, although a useful measure of economic importance, may underestimate the economic significance of storable commodities (e.g., gold) at the expense of relatively non-storable commodities (e.g., live cattle). Production data alone also may underestimate the investment value that financial market participants place on certain commodities. All data used in both the liquidity and production calculations is averaged over a five-year period.

The DJ-UBS Index is designed to provide diversified exposure to commodities as an asset class, rather than being driven by micro-economic events affecting one commodity market or sector; this approach may provide relatively low levels of volatility, although this cannot be guaranteed.

To ensure that no single commodity or commodity sector dominates the DJ-UBS Index, the DJ-UBS Index relies on several diversification rules. Among these rules are the following:

•	No related group of commodities (e.g., energy, precious metals, livestock and grains) may constitute more than 33% of the DJ-UBS Index.

•	No single commodity may constitute less than 2% of the DJ-UBS Index

These diversification rules are applied annually to the DJ-UBS Index, when the DJ-UBS Index is reweighted and rebalanced on a price-percentage basis. Reweighting means that, in general, the DJ-UBS Index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed.

The Portfolio is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. (“Dow Jones”), UBS AG (“UBS”) or any of their subsidiaries or affiliates. None of Dow Jones, UBS or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or investors in the Portfolio or any member of the public regarding the advisability of investing in securities or commodities generally or in the Portfolio particularly.

The tables below provide an indication of the potential risks of investing in the Portfolio. Both tables compare the performance of the Index to the S&P 500 Index, a broad based securities index. The first table shows performance over a one-year, three-year, five-year and 10-year period. The second table shows performance each year for the past ten years. Both tables serve to illustrate that the Index and the S&P 500 Index may, at times, move in tandem with each other, and that the Index can experience substantial volatility from year to year.

Average Annual Total Returns for Periods Ended December 31, 2010

	1 Year	3 Years	5 Years	10 Years

Dow Jones UBS	16.83%	3.66%	1.18%	5.84%

S&P 500	15.06%	2.85%	2.29%	1.41%

Annual Total Return for Periods Ending December 31

Year	Dow Jones UBS	S&P 500[1]

2010	16.83%	15.06%

2009	18.91%	26.46%

2008	-35.65%	-37.00%

2007	16.23%	5.49%

2006	2.07%	15.79%

2005	21.36%	4.91%

2004	19.42%	2.02%

2003	23.93%	28.69%

2002	25.91%	-22.10%

2001	-19.51%	-11.88%
[1]	Based on total return and dividend reinvestment.

Non-Diversified Status of the Portfolio

The Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Portfolio’s investments will be limited, however, in order to qualify as a “regulated investment company” for purposes of the Code. To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

Derivatives

Overview.

To the extent permitted by its investment objectives and policies, the Portfolio may invest in derivative securities. Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper (ABCP), commercial and residential mortgage-backed securities (MBS), collateralized debt obligations (CDO), collateralized loan obligations (CLO), and securities backed by other types of collateral or indices. For example, Standard & Poor’s Depositary Receipts, also known as “SPDRs”, track the price performance and dividend yield of the S&P Index by providing a stake in the stocks that make up that index. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depositary receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over the counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Some derivative securities, such as mortgage related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Portfolio may also use derivative securities for non-hedging purposes, such as seeking to enhance return, equitizing cash, employing leverage, reducing transactional related costs and making specific directional investments in particular assets.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

•	the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate;

•

the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio’s initial investment.

The use of derivatives also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of a counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the creditworthiness of the issuer on which the credit derivative is based is not correctly evaluated. The Adviser, through its internal risk management processes, monitors counterparty risk and seeks to limit risk by restricting the exposure that the Portfolio has to any one counterparty, where feasible and appropriate.

Because derivatives have a leverage component, adverse changes in the value or level of the underlying assets, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a “senior security” by a Portfolio, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio covers the transaction in accordance with the requirements described below under the heading, “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.”

Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.

The Portfolio will comply with guidelines established by the SEC and/or its staff with respect to asset coverage of its derivative obligations. These guidelines may, in certain instances, require segregation or “earmarking” by the Portfolio of cash or liquid securities on its books or with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligations), equals its net obligation.

As a general matter, with respect to derivatives that are not legally required to “cash settle,” the Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the full notional amount of the futures contact. With respect to derivatives that are required to “cash settle,” however, the Portfolio may set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the notional amount of the derivative. By setting aside assets equal to only its net obligation under cash-settled futures, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the derivative.

Asset coverage may be achieved by other means and amounts set aside or earmarked to cover open derivative positions may change when consistent with applicable regulatory authority. As a result, the Portfolio may earmark or segregate amounts less than, or equal to, the notional amount of the derivatives used depending on a number of factors, such as the settlement practices of certain derivatives, the ability of the Portfolio to control its obligations through active management of certain derivative contracts prior to expiration, and the existence of specific language negotiated with futures brokers and OTC counterparties related to the Portfolio’s inability to physically settle certain derivatives contracts. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that asset coverage, earmarking or segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations. The Subsidiary will comply with these earmarking and asset segregation requirements to the same extent as the Portfolio.

Impacts of Regulatory Reform.

On July 21, 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”). Title VII of the Act sets forth the new legislative framework for derivatives. The Act creates an extensive new regulatory framework for “swaps” and “security-based swaps,” capturing substantially all derivatives transactions that previously were exempt from regulation under the Commodity Futures Modernization Act, Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules and regulations thereunder. The Act contemplates mandatory clearing and trading on regulated facilities for many derivatives contracts, with an exception for non-financial end users.

Certain market participants defined in the Act as “swap dealers” and “major swap participants” will be subject, among other things, to capital and margin requirements, business conduct rules and special duties in their dealings with governmental entities, ERISA and governmental plans and endowments. While many end users, such as the Portfolio will not be directly regulated, there will be indirect consequences as counterparties become subject to new requirements, in particular with respect to heightened margin rules and capital requirements which will likely increase the cost of trading.

Other noteworthy provisions include the swaps “push out” rule, collateral segregation and real time swap transaction reporting requirements, position limits and large trader reporting, and the application of the securities laws to security-based swaps.

Significant uncertainties remain to be clarified in rulemaking proceedings. The Act contemplates that its principal provisions will become effective in roughly one year. The coming year has been and will continue to be a period of intense rulemaking efforts, with limited time for the implementation of compliance measures once implementing regulations have been finalized.

The following sections provide more detailed information about certain types of derivatives in which the Portfolio may invest.

Hedging Strategies and Associated Risks.

The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a Portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the Portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of Portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio’s assets varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if the markets do not move as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Sub-Adviser still may not result in a successful hedging transaction.

The Portfolio will engage in hedging transactions only when deemed advisable by Sub-Adviser, and successful use by the Portfolio of hedging transactions will be subject to Sub-Adviser’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio’s performance.

To the extent that the Portfolio engages in commodity-linked derivatives and in the strategies described below, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Commodity-Linked Derivatives.

The Portfolio intends to invest primarily in commodity-linked derivative instruments, such as structured notes, swap agreements, options, futures and options on futures, either directly or indirectly, through the Subsidiary. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity linked investments have been parallel to debt and equity securities. For over a thirty year period of time, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. Under such favorable economic conditions, the Portfolio’s investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on the Portfolio’s investments are expected to exhibit low or negative correlation with stocks and bonds. In selecting investments for the Portfolio, the Portfolio’s Sub-Adviser evaluates the merits of the investments primarily through the exercise of its own investment analysis. In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

Structured Notes.

The Portfolio may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Therefore, structured notes may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity-linked notes are a type of structured note. The Portfolio may seek to gain exposure to the commodities markets by investing in commodity-linked structured notes with principal and/or coupon payments linked to the value of the DJ-UBS Index. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the DJ-UBS Index, which is representative of the commodities market. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. They are available from a limited number of approved counterparties. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to counterparty risk.

Principal Protection. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the structured instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, the Portfolio would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument. Sub-Adviser’s decision on whether to use principal protection depends in part on the cost of the protection. Should the Portfolio invest in commodity-linked notes, it will limit investments in commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issue to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, the Portfolio will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.

The Portfolio may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Portfolio may invest in may have no principal protection and the instrument could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked instrument, the Portfolio may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable value to which the note is linked declines over the term of the note. The Sub-Adviser, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection. In deciding to purchase a note without principal protection, the Sub-Adviser may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which the Sub-Adviser believes are relevant.

The Portfolio does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment. The Portfolio does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months.

Swap Agreements and Options on Swap Agreements.

The Portfolio, consistent with its investment objective and policies, may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, as well as caps, floors, credit default swaps and total return swaps. To the extent the Portfolio may invest in foreign currency denominated securities, it may also invest in currency exchange rate swap agreements. The Portfolio may also enter into options on swap agreements (“swaptions”).

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets, securities or asset classes in the most economical way possible, to create synthetic securities, to synthetically capture the performance of an index or to structure transactions designed for other purposes consistent with the Portfolio’s investment strategy.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates or return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, security or in a ‘basket” of securities or commodities representing a particular index). A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift the Portfolio’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. The most significant factor in the performance of interest rate swap agreements is the change in the specific interest rate that determines the amounts of payments due to and from the Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Interest rate, basket, index and mortgage swaps typically do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate, basket, index or mortgage swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. To the extent that the net amount payable by the Portfolio under an interest rate, basket, index or mortgage swap and the entire amount of the payment stream payable by the Portfolio under a currency swap are held in a segregated account consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations,” such cash or liquid securities will not be subject to the Portfolio’s borrowing restriction.

Consistent with the Portfolio’s investment objectives and general investment policies, the Portfolio may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed upon fee. If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

The Portfolio may also enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, the Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Portfolio writes a swaption, upon exercise of the option, the Portfolio will become obligated according to the terms of the underlying agreement.

As with other options on securities, commodities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value. The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Therefore, swaptions may be regarded as illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Portfolio will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Portfolio.

Most types of swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser or Sub-Adviser consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

The Portfolio may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations to one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In the event that a credit default swap is closed via physical settlement, instability in the market could impact the ability of the Portfolio to fulfill its obligation to deliver the underlying debt securities to the seller of the credit default swap. As a seller, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to additional risks such as liquidity risk, counterparty risk and credit risk. The Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio).

Whether the Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. This may be hard to do because swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and therefore subject to the Portfolio’s limitation on investing in illiquid securities. Since swap agreements may be illiquid they may be more difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolios’ repurchase agreement guidelines). Certain restrictions imposed on the Portfolio by the Code may limit the Portfolio’s ability to use swap agreements. The swaps market is a continuously evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio’s interest. The Portfolio bears the risk that the Sub-Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If the Sub-Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.

Futures Contracts, Forward Contracts and Options Thereon.

Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of equity securities, debt securities, commodities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or debt securities. Financial futures are typically defined to include futures on equity and debt securities or indices as well as foreign currencies. Commodity futures cover grains, livestock, the energy complex, metals and other agricultural and resource based products. The Portfolio may use futures and other derivatives for hedging purposes (including to gain exposure to the market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance total return. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. Both the buyer and seller of futures contracts are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolio’s custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers.

Under exemptive regulations adopted by the CFTC, the Portfolio will not be registered with, or regulated by the CFTC as a “commodity pool operator.” The Portfolio has claimed an exclusion from the “commodity pool operator” definition as an investment company registered under the 1940 Act, and therefore is not currently subject to registration and regulation as “commodity pool operator.” There is the possibility that under certain proposed legislation that the Portfolio will need to be registered in the future with the CFTC as a “commodity pool operator” resulting in additional regulatory requirements and expense.

The Portfolio may purchase or sell futures contracts to meet liquidity needs of the Portfolio while maintaining the Portfolio’s exposure to the securities markets and to otherwise protect the Portfolio from fluctuations in the value of the securities markets without actually buying or selling the underlying debt or equity securities. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Portfolio may also use this technique with respect to an individual company’s stock. To the extent the Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover the Portfolio’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if the Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Portfolio holds an individual company’s stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. The Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Portfolio owns bonds and the portfolio manager expects interest rates to increase, the Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Portfolio’s interest rate futures contract will increase, thereby keeping the net asset value of the Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. When purchasing stocks and bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration. The use of commodity futures contracts will be managed with the intent to cash settle, avoiding the delivery or receipt of any physical commodities. In practice, the Portfolio will close open futures positions before settlement date by entering into an offsetting transaction.

Although the Portfolio believes that use of such contracts will benefit the Portfolio, the Portfolio’s overall performance could be worse than if the Portfolio had not entered into futures contracts if the portfolio manager’s investment judgment proves incorrect. For example, if the Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Portfolio’s portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Portfolio will not match exactly the Portfolio’s current or potential investments. The Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of the Portfolio’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Portfolio’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Portfolio’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio’s access to other assets held to cover its futures positions also could be impaired.

There are additional factors associated with commodity futures contracts which may subject the Portfolio’s investments in them to greater volatility than investments in traditional securities. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Portfolio to reinvest the proceeds of a maturing futures contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Options on Futures Contracts. The Portfolio may buy and write put and call options on futures contracts. An option on a future gives the Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk the Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts. The Portfolio may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The Portfolio may enter into a forward contract for any legal purpose consistent with its investment objective. The following discussion summarizes the Portfolio’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”). The Portfolio may enter into forward currency contracts with stated contract values of up to the value of the Portfolio’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). The Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. The Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances the Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Portfolio’s currency exposure from one foreign currency to another removes the Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Comparison of Commodity Futures and Forward Contracts. Futures contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified commodity at a specified future date for a price agreed-upon today. However, there are significant differences in the operation of the two contracts. Forward contracts are individually negotiated transactions and are not exchange traded. Therefore, with a forward contract, the Portfolio would make a commitment to carry out the purchase or sale of the underlying commodity at expiration. For example, if the Portfolio were to buy a forward contract to purchase a certain amount of gold at a set price per ounce for delivery in three months’ time and then, two months later, the Portfolio wished to liquidate that position, it would contract for the sale of the gold at a new price per ounce for delivery in one month’s time. At expiration of both forward contracts, the Portfolio would be required to buy the gold at the set price under the first forward contract and sell it at the agreed-upon price under the second forward contract. Even though the Portfolio has effectively offset its gold position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts. By contrast, futures exchanges have central clearinghouses which keep track of all positions. To offset a long position in a futures contract, the Portfolio simply needs to sell a similar contract on the exchange. The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Portfolio. Only a very small percentage of commodity futures contracts result in actual delivery of the underlying commodity. Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts.

Eurodollar Futures Contracts Or Options Thereon. The Portfolio may make investments in Eurodollar futures contracts or options thereon. Eurodollar futures contracts or options thereon are U.S. dollar denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Options on Securities, Indices and Foreign Currencies.

In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolio may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolio may also write and buy options on the same types of securities that the Portfolios may purchase directly, and on security, foreign currency, commodity or other indices.

A put option written by the Portfolio is “covered” if the Portfolio (i) segregates or earmarks assets in accordance with the procedures described in the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations” or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by the Portfolio is “covered” if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio’s custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and other liquid assets in a segregated account with its custodian or is earmarked in accordance with the Portfolio’s procedures described in the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.”

The Portfolio also may write call options that are not covered for cross hedging purposes. The Portfolio would write a call option for cross hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction”. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction”. This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Portfolio to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, the Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

The Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

The Portfolio may write options in connection with buy-and-write transactions. In other words, the Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines to a price below the exercise price, the Portfolio may close the position or the Portfolio may be required to buy the security at the exercise price. In either case, the gain or loss on the transaction will be determined by the premium received when the put option was written minus the amount by which the market price of the security is below the exercise price.

The Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

The Portfolio may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year-end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Securities and Commodities Index Options. The Portfolio may purchase and write exchange- or board of trade-listed and OTC put and call options on securities and commodities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange, Inc. (“NYSE”) Composite Index, or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on a particular industry or market segment. Options on securities and commodities indexes are similar to options on securities and commodities, respectively, except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities or commodities, respectively, at a specified price, an option on a securities or commodities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”

Uncovered Options Transactions. The Portfolio may write options that are not covered (or so called “naked options”) on portfolio securities. When the Portfolio sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Portfolio sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC Options. The Portfolio may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Portfolio.

Options on Foreign Currencies. The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). The Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency (as described above) or (iv) by purchasing exchange-traded currency options.

In particular, the Portfolio may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

The Portfolio may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in cash or other liquid assets on its books or in a segregated account with the Portfolio’s custodian consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.”

The Portfolio also may write call options on foreign currencies for cross hedging purposes. A call option on a foreign currency is for cross hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross hedging purposes are not covered. However, in such circumstances, the Portfolio will collateralize the option by segregating or earmarking cash or other liquid assets consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.”

Additional Risks Of Options On Foreign Currencies, Forward Contracts And Foreign Instruments. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Those market makers are subject to CFTC and SEC regulatory jurisdiction. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on exchanges are within the jurisdiction of the SEC, as are other securities traded on exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise. As a result of recent regulatory reforms, more foreign currency options traded in the over the counter market will have to be exchange cleared.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

For additional risks related to foreign investments, see “Risk Factors for Foreign Securities, Foreign Currencies and Foreign Interest Rates.”

Pass-Through Securities

The Portfolio may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio.

The Portfolio also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high yield securities, the risks associated with high yield/high risk securities discussed in this SAI may apply.

The most common type of pass-through securities are mortgage-backed securities. Interests in pools of mortgage related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage related security, the volatility of such security can be expected to increase.

Certificates issued by the Government National Mortgage Association (“Ginnie Mae Certificates”) are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

The Government National Mortgage Association (“GNMA”) is the principal governmental guarantor of mortgage related securities. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e. not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages, resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the new government senior preferred shares. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. No assurances can be given that the U.S. Government support for FNMA and FHLMC will be successful in ensuring that FNMA and FHLMC will be able to meet their obligations with respect to the debt and mortgage-backed securities they issue. Further, there can be no assurance that U.S. Government intervention or legislation related to mortgage-backed securities will cause the risks associated with investment in such securities to decrease. The instability and reduced liquidity in financial markets over recent periods, particularly in credit and fixed income markets, may continue or get worse, and the U.S. Government may change or end its initiatives aimed at supporting mortgage-backed securities markets. Such events could adversely affect the performance and market value of certain of the Portfolio’s mortgage-related investments.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of the Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Portfolio might be converted to cash and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage- related security meets the Adviser’s or Sub-Adviser’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the securities meet the Adviser’s or Sub-Adviser’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio’s industry concentration restrictions, set forth herein by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage related securities, the Portfolio takes the position the mortgage related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage related securities whose underlying assets are either U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

The residential mortgage market in the United States has experienced difficulties over the last few years that may adversely affect the performance and market value of certain of the Portfolio’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in may housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order of Series A, B, C, and Z Bonds. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is currently being paid off. When the Series A, B, and C Bond are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan association, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payment of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the insurer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of a related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage Related Securities-Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have a limit on the allowable annual of lifetime increase that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitations, the Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments

(including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two and more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on a type of the collateral securities and the class of the CDO in which the Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolio’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in COs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e.; determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.

The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g.; failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, the Portfolio may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Debt Obligations” (“CDOs”) above). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Future Developments

The Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative product which is not presently contemplated for use by the Portfolio or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before making such investments, the Fund would supplement the disclosure in its Prospectus or SAI, if it determined it to be appropriate.

Repurchase Agreements

The Portfolio may invest in repurchase agreements subject to the operating policies discussed under “Investment Restrictions.” A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio’s net income declared as dividends. The Portfolio intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meet the criteria for other commercial paper in which the Portfolio may invest. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. The Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will the Portfolio enter into a repurchase agreement with Northwestern Mutual.

The Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is the Portfolio’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, prior to entering into any repurchase agreement, the Portfolio shall adopt standards of creditworthiness for the broker-dealers with which the Portfolio intends to enter into repurchase agreements, and will monitor the creditworthiness of such broker-dealers. A repurchase agreement is considered to be a loan for purposes of the 1940 Act.

Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by the Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. The Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, the Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. To the extent the Portfolio covers its commitment under a reverse repurchase agreement by the segregation or “earmarking” of assets, the Portfolio and will not be subject to the 300% asset coverage test otherwise applicable to borrowings by the Portfolio. For more information, see the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” Under no circumstances will the Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.

Zero Coupon, Step Coupon And Pay-In-Kind Securities

The Portfolio may invest up to 10% of its assets in zero coupon, government zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of the Portfolio’s restriction on investing in income producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, the Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Portfolio to sell the securities at the time.

Although reinvestment risk of income received during the life of these types of bond is reduced or eliminated, they still involve interest rate and credit risk. Also, generally the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Depositary Receipts

The Portfolio may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolio’s Prospectus as well as in this SAI.

Brady Bonds

The Portfolio may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Short Sales

The Portfolio may engage in short sales. In a short sale transaction, the Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. The Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. The value of the liquid assets will be marked to market daily. The Portfolio may engage in short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. Short sales involve the same fundamental risk as short sales against the box, as described in the paragraph below. In addition, short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and the Portfolio must pay more for the security than it has received from the purchaser in the short sale. To the extent the Portfolio engages in short sales, it may incur interest and/or dividend expense. The Portfolio’s ability to use short sales may be further restricted by the Adviser’s imposition of a limit on the amount of interest expense to be incurred by the Portfolio. The total market value of all of the Portfolio’s short sale positions will not exceed 5% of its net assets. This limitation on short sale positions does not include, or apply to, other instruments in which the Portfolio may invest (e.g., derivative contracts, inverse ETFs or hybrid instruments) which may produce investment results that are economically similar to short sales.

If the Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may affect short sales.

The Portfolio may also engage in “short sales against the box.” This technique involves selling either a security that the Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Hybrid Instruments

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. The Portfolio may invest in hybrid instruments. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Normally, a hybrid instrument may be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of underlying assets such as, for example, securities, currencies, intangibles, goods, articles or commodities. Alternatively, interest and/or principal or stated amounts payable may be determined by reference to a benchmark such as, for example, another objective index, economic factor, or other measure, interest rates, currency exchange rates, or commodity or securities indices. Because of these structural differences, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrids may also include range floaters which are a deposit or a note that accrues interest daily when the underlying reference point is within a predetermined range and accrues at a below-market rate (normally 0%) when outside that range.

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value. See “Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes” below for additional information.

There is no guarantee that the use of hybrid instruments will be successful, and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issue of the hybrid instrument. Additionally, the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and the underlying benchmarks or prices for the underlying assets may be highly volatile and this volatility may be magnified still further by the terms of the hybrid instrument itself. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates, or bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero. Hybrid instruments may also involve greater liquidity risk than other types of investments; since they are often individually negotiated to meet the portfolio needs of a particular investor, the number of other investors that are willing and able to buy such investments in the secondary market may be smaller than that for more traditional investments. Hybrid instruments also may not be subject to regulation by federal agencies such as the CFTC and the SEC, which generally regulate the trading of commodities and securities, respectively.

Investment Company Securities And Exchange Traded Funds

From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder. Investment companies may include index based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Money Market Mutual Funds. The Portfolio may invest up to 25% of its assets in securities of money market mutual funds, including those that are affiliated with the Portfolio or the Sub-Adviser, when the Sub-Adviser believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Portfolio’s management fees and other expenses with respect to assets so invested.

Real Estate Investment Trusts

The Portfolio may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. When the Portfolio invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio. Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Preferred Stocks

The Portfolio may invest directly in preferred stocks or through the exercise of warrants may own preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Convertible Securities

The Portfolio may invest convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio.

A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. The Portfolio generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity generally are not offered as a unit, and may be purchased and sold by the Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

Reverse Convertible Notes

The Portfolio may invest in reverse convertible notes. A reverse convertible is a short-to-intermediate term structured product, generally issued by a financial institution, in which performance is based on that of an underlying security, commodity or index. Generally, at maturity the note matures at par unless the price of the underlying instrument has fallen below a certain “break point,” in which case the note holder receives a proportionate amount of units or shares of the underlying instrument.

In addition to the risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall, causing the value of the note to drop. Further, reverse convertible notes do not have the same appreciation potential as the underlying equity securities (usually common stocks) to which they are linked because, at maturity, the value of the note will not appreciate above the initial principal amount plus the stated coupon rate. Because the Portfolio may deliver the underlying security prior to note maturity, the Portfolio’s investment in reverse convertible notes has the potential for principal loss as reverse convertible notes are not principal-protected. Reverse convertible notes are not exchange traded, and the secondary market may be illiquid, making them illiquid and increasing the Portfolio’s reliance on the issuer’s ability to meet its obligations to make payments of principal and interest.

Warrants

The Portfolio may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

High Yield, High Risk Bonds

The Portfolio may invest in high yield, high risk bonds, commonly referred to as “junk” bonds. The total return and yield of junk bonds generally can be expected to fluctuate more than the total return and yield of higher quality, shorter term bonds, but may not fluctuate as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Auction Rate Securities

The Portfolio may invest in auction rate securities in accordance with its investment objectives and strategies and in accordance with the 1940 Act. An auction rate security is one in which the interest rate or dividend rate, depending on the type of security being auctioned, is initially determined, and subsequently reset, through a Dutch Auction process.

Typically, in a Dutch Auction, a broker-dealer submits bids on behalf of current and prospective investors to the auction agent. Each bid represents the number of shares or par that an investor is looking to purchase, along with the lowest interest rate or dividend rate they are willing to accept in return. The lowest bid rate at which all the shares can be sold at par establishes the auction rate, otherwise known as the “clearing rate”. This rate is paid on the entire issue for the upcoming period. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. This type of auction market, generally, allows issuers access to low-cost financing while providing buyers of auction rate securities with the potential to earn higher yields on their short-term investments.

Auctions are held on a regular basis, typically weekly, monthly, quarterly, or some version thereof, and will only take place if there are enough orders to purchase all securities being sold at the auction. Depending on the type of market or security at auction, the holder of an auction rate security generally has the ability to submit any one of the following orders:

•	Hold - Hold an existing position regardless of the new clearing rate (these securities are not included in auction).

•	Hold at Rate/Roll - Bid to hold an existing position at a specified minimum rate. If the clearing rate is below the bid to hold rate, the securities are sold.

•	Sell - Sell an existing position regardless of the clearing rate set at the auction.

•	Buy - Submit a bid to buy a new position at a specified minimum clearing rate (new buyers or existing holders adding to their position at a specified interest rate).

In the event there are not enough buyers for a specific auction, the auction agent will determine that the auction has “failed”. In a failed auction the clearing rate for all securities automatically resets to the maximum rate defined in the offering documents of the issuer (primarily to compensate those who could not sell their positions because of the failed auction), until the next successful auction. Although they are not required to do so, broker-dealers may enter purchase bids on their own behalf to assist in preventing a failed auction.

There also may be an auction where all existing holders of auction rate securities submit hold orders as described above. In such a scenario, the auction agent will determine that an “All Hold” auction has taken place, and the clearing rate for all securities automatically resets to the All Hold Rate as defined in the offering documents of the issuer, until the next auction. This rate tends to be less than the current market rate an investor could receive had they invested in a similar security outside of the auction rate market.

The primary risk of investing in the auction rate securities market is liquidity risk. In the event of a failed auction, the Portfolio may not be able to sell a position when desired, and may need to continue to hold the position due to the lack of an efficient secondary market until the next successful auction or the legal maturity. A secondary risk of investing in auction rate securities, similar to investing in other types of fixed income securities, is the credit risk of the issuer.

Inflation-Indexed Bonds

The Portfolio may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies an instrumentalities. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of the semiannual coupon.

Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of the Portfolio will fall. Investors in the Portfolio should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, those changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, the Portfolio’s net asset value could be negatively affected.

Inflation-linked Treasury Securities. Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.

Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of return or inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.

Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.

Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.

Indexing Methodology – The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.

Taxation – The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-linked U.S. Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-linked U.S. Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-linked U.S. Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Investors in the Portfolio will receive dividends that represent both the interest payments and the principal adjustments of the inflation-linked securities held in the Portfolio’s portfolio. An investment in the Portfolio may, therefore, be a means to avoid the cash flow mismatch associated with a direct investment in inflation-linked securities.

U.S. Government Agencies. A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.

Other Entities. Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.

Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchase fixed rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)

Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)

Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed rate bonds.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index portfolio losses, industry indices, or readings of scientific instruments rather than specific actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Private Placements and Illiquid Assets” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Loans and Other Direct Debt Instruments

The Portfolio may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that the Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Portfolio limits the amount of total assets that it will invest in issuers within the same industry (see the investment limitations). For purposes of these limitations, the Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.

Stand-By Commitment Agreements

The Portfolio may invest in “stand-by commitments” with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio’s option specified securities at a specified price. The Portfolio’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Portfolio may also be referred to as “put” options. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Sub-Adviser, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Sub-Adviser will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims. The Portfolio acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio’s acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio’s portfolio will not exceed 1/2 of 1% of the value of the Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

The IRS has issued a revenue ruling to the effect that a registered investment company (“RIC”) will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to the Portfolio.

Firm Commitment Agreements, “When Issued” Securities and Delayed-Delivery Transactions

The Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. The Portfolio may purchase new issues of securities on a “when issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction, or purchase or sell securities for delay delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Such transactions might be entered into, for example, when the manager of the Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

The Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price – and all the rights and risks of ownership of the securities – accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, cash or cash equivalents or other liquid assets of an aggregate current value sufficient to make payment for the securities. For more information on segregation, see the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” The longer the period between purchase and settlement, the greater the risks and the longer the period during which alternative investment options are unavailable to the Portfolio. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

To-Be-Announced Mortgage-Backed Securities

As with other delayed-delivery transactions, a seller agrees to issue a to-be announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio. For a further description of mortgage-backed securities, see “Pass-Through Securities” above.

Eurodollar Certificates of Deposit

The Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

Dollar Roll Transactions

A dollar roll transaction is similar to a reverse repurchase agreement in certain respects. Dollar roll transactions consist of the sale by the Portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, the Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Portfolio agrees to buy a security on a future date.

The Portfolio will segregate or “earmark” cash, U.S. Government securities or other liquid assets consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio’s restrictions on borrowings.

A dollar roll involves costs to the Portfolio. For example, while the Portfolio receives compensation as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Private Placement Transactions and Illiquid Assets

The Portfolio may invest up to 15% of its total assets in securities deemed to be illiquid, which may include private placement transactions. The Portfolio’s investment in the Subsidiary is considered to be liquid. The Portfolio’s Subsidiary will also limit its investment in illiquid securities to 15% of its assets. For the purpose of determining the Portfolio’s net asset value, these assets will be valued at their fair value as determined in good faith by the Portfolio’s Directors. If the Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

Notwithstanding these limitations the Portfolio may purchase securities which, though not registered under the 1933 Act, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolio. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio.

Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. The Portfolio’s investment adviser or sub-adviser determines and monitors the liquidity status of each Rule 144A security in which the Portfolio invests, subject to supervision and oversight by the Board of Directors of the Fund. The investment adviser or sub-adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek total return by investing in more established, larger companies.

Securities on Restricted Lists

The Portfolio may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of the Portfolio’s investment adviser (or its Sub-Adviser) or certain of its corporate affiliates. An issuer may be placed on one or more of these restricted lists, for example, (i) when certain employees of an adviser or its corporate affiliates come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer or security on the restricted list of the Portfolio’s investment adviser or Sub-Adviser or certain of its corporate affiliates could impair the Portfolio’s ability to sell and buy securities.

Risk Factors for Foreign Securities, Foreign Currencies and Foreign Interest Rates

Investors should recognize that investing in foreign markets involves certain risks, including but not limited to those discussed below. For additional risks related to foreign investments, see “Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments.”

Foreign Securities. The Portfolio may invest in foreign securities, subject to the limitations of its investment objective and strategies.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolio, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. To the extent issuers domiciled in the U.S. have extensive business markets or operations overseas, certain of these risk factors may also be present when investing in the securities of those U.S. issuers.

Emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may be greater for some emerging market countries than others. Emerging market countries include, but are not limited to, countries in the Morgan Stanley Capital International Emerging Markets IndexSM. Currently, emerging market countries include, for example, China, India and a number of countries in Eastern Europe, Latin America and Southeast Asia. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Portfolio may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of the Portfolio.

Currency. The Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolio from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Portfolio may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.

Certain currencies may experience a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio’s securities are denominated may have a detrimental impact on the Portfolio. The Portfolio’s manager endeavors to follow a flexible policy seeking to avoid unfavorable consequences and to take advantage of favorable developments that may impact securities denominated in foreign currencies. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign interest rates. To the extent the Portfolio invests in debt securities denominated in a particular foreign currency, changes in interest rates in the domicile country of that currency will affect the value of the assets so invested and, consequently, the Portfolio’s share price. Rising interest rates in a foreign country, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security denominated in that country’s currency to decrease, having a negative effect on the value of the Portfolio’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

Fluctuations in foreign interest rates will not necessarily correspond with fluctuations in U.S. interest rates.

Special Purpose Acquisition Companies

The Portfolio may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC generally maintains its assets (less a portion retained to cover expenses) in a trust account until an acquisition that meets the requirements for the SPAC is completed. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

•	Student Loan Marketing Association,

•	Federal Home Loan Banks,

•	Federal Intermediate Credit Banks, and

•	the Federal National Mortgage Association.

U. S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the FNMA, the Federal Home Loan Banks (“FHLBs”) and the FHLMC are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government sponsored agencies or instrumentalities in the fixture, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

Alternative Minimum Tax Bonds

The Portfolio may invest without limit in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Portfolio may be lower than those from other Municipal Obligations acquired by the Portfolio due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Municipal Bonds

The Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

The Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s investment adviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

Among other instruments, the Portfolio may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

The Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). Issuers of Build America Bonds can elect whether to offer a tax credit to the buyer or receive a direct payment from the federal government equal to 35% of the interest costs. The federal tax credit or interest subsidy continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.

Build America Bonds are subject to the same types of risks as other municipal bonds. However, because Build America Bonds are a relatively new form of municipal financing, it is difficult to predict the extent to which a market for the bonds will develop. As a result, Build America Bonds may experience greater illiquidity than other municipal obligations. In addition, since the ability of municipalities to issue Build America Bonds was not extended beyond December 31, 2010, the number of Build America Bonds available in the market will be limited and there can be no assurance that Build America Bonds will be actively traded. Illiquidity may negatively affect the value of the bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. The federal government could eliminate or reduce federal subsidies in the future. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “Flat Tax” and “Value Added Tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Portfolio and the value of the Portfolio would be affected. Also, changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Bond Insurer Risk. The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Sub-Adviser gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. To the extent the Portfolio holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance. The Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations. A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities.

Money Market Instruments

The Portfolio is authorized to invest, under normal conditions, up to 100% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase and may invest without limit in these obligations for temporary defensive purposes. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust of other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at the stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by a U.S. Government agency or instrumentality.

PORTFOLIO TURNOVER

As this is a new portfolio, there is no turnover rate for the Portfolio. The annual portfolio turnover rate of the Portfolio is the lesser of purchases or sales of the Portfolio’s securities for the year stated as a percentage of the monthly average value of the Portfolio’s securities. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rate. It is not possible to predict the Portfolio’s portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions.

Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolio cannot be accurately predicted. Factors that might cause portfolio turnover rates to vary include, for example, market and economic factors, and portfolio re-positioning in response to a shift in strategy or outlook. Certain practices that may be employed by the Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchase in anticipation of a decline in interest rate (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issuers or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer’s security instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

MANAGEMENT OF THE FUND

General

Under state law and the Fund’s By-laws, the Fund’s Board of Directors is responsible for overseeing the operations of the Fund. The business, affairs and property of the Fund are managed under the direction of the Board. The Board is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the Adviser, the Sub-Adviser where applicable and the officers of the Fund. The Fund’s Board is currently comprised of four directors. Information about the Directors and Officers of the Fund, together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information is set forth in Appendix B.

Board Leadership Structure

In addition to the Board’s general duties, the 1940 Act (which governs the operations of mutual funds such as the Fund), requires that the board perform a “watchdog” function and imposes substantial responsibilities on the Board to ensure that the interests of shareholders are adequately protected. The Fund Board has chosen a leadership structure which it believes provides an appropriate means for it to fulfill its management oversight and fiduciary functions and responsibilities, given the characteristics and circumstances of the Fund.

The Board has appointed a Chairperson who presides at all meetings of the Board. The Chairperson is an “interested person” as defined in the 1940 Act. That is, the Chairman is also a director and officer of Northwestern Mutual, the parent of the investment adviser to the Fund. The Board has determined that an “interested person” as Chairman, with his detailed knowledge of Northwestern Mutual’s variable products and the role of the Fund as an investment option for those products, is well suited to assist the Board in fulfilling its responsibilities. The Board also believes, and has experienced, that having an “interested person” as Chairman does not diminish a board culture conducive to decisions favoring the long-term interests of fund shareholders, particularly in light of the other characteristics discussed below.

The President of the Fund, and not the Chairman of the Board, is the chief executive officer of the Fund. As chief executive officer, the President has general charge of the business affairs and property of the Fund and general supervision over its other officers. The Board believes this division of responsibilities furthers the independent oversight of management.

Three of the four directors are not “interested persons” as defined in the 1940 Act (“Independent Directors”). Constituting 75% of the Board, the Independent Directors control the actions of the Board (including the appointment and replacement of the Chairman). In addition to a Chairman, the Board has also appointed a Lead Independent Director to provide for leadership of the Independent Directors, and to assure that they fulfill their independent watchdog functions. The lead Independent Director is involved in shaping the agendas for the meetings of the Board and its committees, works closely with legal counsel to the Independent Directors and with the Chairman, leads the discussions during the quarterly private sessions of the Independent Directors, and is chairperson of the Board’s investment oversight committee.

Board Committees

The Fund has established a Nominating Committee, an Audit Committee and an Investment Oversight Committee. As of December 31, 2010, the Nominating, Audit and Investment Oversight Committees were comprised of Ms. Allison and Messrs. Huffman and Smith, each of whom is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the 1940 Act).

The Nominating Committee is authorized to select and nominate those Directors of the Fund who are not “interested persons” of the Fund. While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations submitted by shareholders of the Fund. Shareholders desiring to have the Nominating Committee consider a potential candidate must submit such nomination to the Secretary of the Fund and must comply with such qualification requirements and nomination procedures as the Nominating Committee may establish from time to time. The Nominating Committee meets when necessary to consider the nomination of new Directors. One meeting of the Nominating Committee was held during the fiscal year ended December 31, 2010. The functions of the Audit Committee and Investment Oversight Committee are discussed below, under “Board Role in Risk Oversight.”

Board Role in Risk Oversight

The Fund Board carries out its risk oversight function at both the full Board and committee level. As described in more detail below, the Board provides direct oversight of most matters, but has delegated specific oversight functions for certain functions to the Board’s Audit Committee and Investment Oversight Committee.

The Board provides oversight of general risk management functions performed by or for the benefit of the Fund through the receipt and review of various reports, including quarterly reports which summarize the Adviser’s risk management activities with respect to political/regulatory/legal risks, key vendor services and relationships, business processes, systems and technology, Fund offerings and the ability to successfully compete, human resources, business continuity planning, expense management, portfolio compliance, cross-trades, affiliated transactions and other operational issues, as well as conflicts of interest, personal trading, codes of ethics and proxy voting. The Board also oversees and discusses matters relating to investment risk, receiving and reviewing quarterly reports on the overall markets, Fund performance, investment management processes and techniques used, attribution analyses, risk/return attributes, diversification, derivatives usage and compliance, and summaries of counterparty exposure. Finally, the Board reviews issues relating to the valuation of securities held in the various Portfolios. As part of each Board meeting, the Board receives a presentation from the Fund’s Pricing Committee and reviews minutes of Pricing Committee meetings held during the prior quarter. In addition, the Board reviews reports relating to the fair valuation of Portfolio securities.

The Board has established an Audit Committee, comprised of all of the Independent Directors, and currently chaired by Ms. Allison, to provide oversight over the integrity of the Fund’s financial statements. In support of this role, the Audit Committee has direct access to the Fund’s Principal Executive and Senior Financial Officers, internal auditors and independent accountants. The Audit Committee, which meets quarterly in conjunction with the Fund’s regularly scheduled Board meetings, oversees the selection of the Fund’s independent registered public accounting firm and reviews other services provided by such firm. Four meetings of the Audit Committee were held during the fiscal year ended December 31, 2010. In addition, oversight of the Fund’s Risk Management Plan has been delegated to the Board’s Audit Committee. The Fund’s Risk Management Plan identifies key risks for the Fund and the business owners of such risks, assesses the risks, and sets forth the plan to deal with the risks (including risk mitigation, control and monitoring.) The Audit Committee reviews the policies and processes relied on and used by management to assess and manage the Fund’s exposure to major risks through the receipt of periodic reports on the Fund’s risk management practices, key risks affecting the Fund and how these key risks are being monitored and managed. The Audit Committee also receives periodic updates on the policies and procedures that are a part of the Risk

Management Plan, as well as periodic reports from Northwestern Mutual’s Enterprise Risk Assurance Department (“ERA”) on the status of its Audit Plan, which provides information relating to ERA’s ongoing examinations of a variety of operational, regulatory and legal risks.

The Board has established an Investment Oversight Committee, comprised of all of the Independent Directors, to oversee the process for evaluating the Fund’s Adviser and Sub-Advisers. The Committee meets in conjunction with each regular Board meeting at which the approval or renewal of an investment advisory or sub-advisory contract is being considered. Four meetings of the Investment Oversight Committee were held in the fiscal year ended December 31, 2010. On an ongoing basis, the Investment Oversight Committee reviews reports detailing the short and long term performance of each Portfolio as well as Portfolio rankings and ratings. In connection with the investment advisory contract renewal process, the Investment Oversight Committee meets with the Adviser and each Sub-Adviser in person and/or via teleconference and reviews materials submitted by the Adviser and Sub-Advisers as well as summaries prepared by the Adviser relating to the Adviser’s overall business, organization and management structure, the investment objective, philosophy and investment process relating to the Portfolio, Portfolio performance, benchmark performance comparison, peer rankings and ratings, fees and expenses, style consistency, use of complex securities, management teams, compliance matters, and other operational issues.

Matters relating to the Fund’s compliance program and its policies and procedures are reviewed by the full Board. The Board receives compliance summaries on a quarterly basis, as well as formal compliance reports prepared by the Fund’s chief compliance officer (“CCO”) on a semi-annual basis. The Fund’s CCO has a direct line of communication to the Board’s lead independent director. In addition, the CCO meets with all of the Independent Directors in private session which takes place in connection with each of the Fund’s regularly scheduled quarterly Board meetings.

Board Member Qualifications

The Board believes that it, collectively, possesses the appropriate skills and experience to oversee the Fund’s operations. Each board member shares certain general attributes, including high ethical standards, attention to detail and an ability to work in a group decision making environment. However, the directors also have a balanced and diverse, though complementary, set of relevant skills and experience that assists the Board, as a body, to fulfill its oversight responsibilities.

Mr. Poliner has extensive business management experience through his various roles during his career with Northwestern Mutual. In his current role as Northwestern Mutual’s President and Chief Risk Officer, Mr. Poliner is responsible for overseeing the financial and investment functions and chairing the Fund’s Board. He also is responsible for overseeing the enterprise risk management framework covering financial, investment and operational risks for Northwestern Mutual and its subsidiaries. In addition, he has broad investment management experience, having served as Chief Investment Officer of Northwestern Mutual and as a member of its investment department for more than ten years. Mr. Poliner also brings a detailed knowledge of the operation of investment products and services, including variable life and annuity products, and the role and operation of the Fund in those products, having served as Executive Vice President - Investment Products and Services. Mr. Poliner has extensive financial management experience from previously serving as Northwestern Mutual’s Chief Financial Officer for over seven years. Further, Mr. Poliner has investment and regulatory legal experience having been an attorney for over twelve years in Northwestern Mutual’s law department advising on investment transactions. Through Mr. Poliner’s service as a director of Frank Russell Company, a corporate affiliate of Northwestern Mutual, as well as a trustee of Northwestern Mutual, he provides insight on other models of board governance.

Mr. Smith brings substantial investment experience with a focus on equity investments, and a broad base of knowledge of the investment management business and the securities markets, through his 33 years of experience in the financial services industry. Through his experience as a director of two other mutual fund families, he brings a different perspective on the operation and structure of other mutual fund boards and developing industry standards and practice.

Ms. Allison brings an in-depth knowledge of the operational issues of mutual funds and the mutual fund industry in general, through her past experience as the founder, director and Chief Executive Officer of a mutual fund service provider and, prior thereto, her responsibility for the creation, launch and on-going management of a regional banking firm’s mutual fund family. Through these past responsibilities she also brings a broad understanding of mutual fund financial reporting. Ms. Allison also brings investment management experience through her past position as a portfolio manager of personal trust portfolios and fixed income common trust funds, and additional mutual fund industry experience through her current service as a director for another mutual fund company.

Mr. Huffman has substantial investment experience with a focus on fixed income investments, and a broad base of knowledge of the investment management business and the securities markets, through his current role as co-founder and managing partner of a registered investment adviser, and his prior role as regional head of fixed income sales for a large investment banking firm.

Compensation of Officers and Directors

The Fund pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual. During fiscal year 2010, Mason Street Advisors, LLC, the investment advisor to the Fund, paid the Independent Directors for their services as Directors of the Fund, a total of $90,000 per year, consisting of a $54,000 retainer and $36,000 in meeting fees. The Lead Independent Director shall receive an additional fee of $9,000 and the chair of the audit committee shall receive an additional fee of $4,500. And, for each telephonic Board meeting in a calendar year in excess of two, compensation shall include an additional fee of $2,000 per meeting. Director compensation is established by the Directors and is reevaluated annually, typically at its meeting in February.

The table below sets forth the compensation paid to the Directors of the Fund during the 2010 fiscal year.

Compensation Table

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation From Series Fund Registrant and Fund Complex Paid to Directors in 2010
Interested Director

Gary A. (Skip) Poliner Director	None	None	None	None

Independent Directors

Miriam M. Allison Director	None	None	None	$90,000
Robert H. Huffman, III Director	None	None	None	$90,000
Michael M. Knetter*, Director	None	None	None	$90,000
Michael G. Smith, Director	None	None	None	$90,000

* Mr. Knetter retired as a director of the Fund in December 2010.

Directors’ Holdings

Because the Portfolio serves as an underlying investment vehicle for variable annuity and life contracts, the directors and officers are not eligible to invest directly in the Portfolio. Therefore, no director and officer owned shares of the Portfolio.

Codes of Ethics

The Fund, Mason Street Advisors, LLC and Northwestern Mutual Investment Services, LLC, as well as the Sub-Adviser to the Portfolio, have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolio.

Approval of the Investment Advisory Agreements

On an annual basis, the Directors of the Fund request and evaluate information that they and the Fund’s investment adviser determine to reasonably be necessary for the Directors to evaluate the terms of the Investment Advisory Agreements between the Fund and its investment adviser, Mason Street Advisors, LLC, in accordance with their respective responsibilities under the 1940 Act. A discussion regarding the action taken and the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period appears in the Fund’s annual and semi-annual shareholder reports.

OWNERSHIP OF SHARES OF THE FUND

All of the outstanding shares of the Fund are held by Northwestern Mutual for its General Account and for its separate investment accounts used for variable annuity contracts and variable life insurance policies. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.

The tables set forth in Appendix C show the allocation of shares of this Portfolio of the Fund among the General Account and the separate investment accounts as of March 31, 2011.

The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. The shares held in its General Account are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Portfolio’s investment adviser, Mason Street Advisors, LLC (“Mason Street Advisors”), is a wholly owned company of Northwestern Mutual. Mason Street Advisors and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual. Mason Street Advisors manages the operations of the Portfolio pursuant to an Investment Advisory Agreement with the Fund (the “Agreement”). Northwestern Mutual provides related facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreement. The Agreement authorizes Mason Street Advisors to employ one or more sub-advisors for the purposes of providing investment management services to the Portfolio.

The Agreement provides that Mason Street Advisors will also provide certain services and pay the expenses of the Fund for certain other administrative services, office space and facilities and the services of all directors, officers and employees of the Fund. The Agreement provides that the Portfolio pays its own expenses for fees for services rendered by the custodian, legal counsel and auditors; costs of Federal registrations of Fund shares; expenses of meetings and reports; taxes; and brokerage and other expenses directly related to portfolio transactions. The Fund may also pay other investment-related costs, interest and dividend expenses and charges and extraordinary expenses incurred in connection with the operation of the Portfolio. Expenses paid by the Fund are charged to the Portfolio to which the expenses relate.

For acting as investment adviser and for providing such services and paying such expenses Mason Street Advisors is paid a monthly fee at an annual rate of 0.80% of the aggregate average daily net asset value of the Portfolio. Mason Street Advisors pays the Sub-Adviser out of its investment advisory fee. Mason Street Advisors has contractually agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee paid to it by the Subsidiary.

“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the Agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time Mason Street Advisors ceases to be the investment adviser to the Fund or if Mason Street Advisors ceases to be an affiliated company of Northwestern Mutual.

The Sub-Adviser

Pursuant to an investment sub-advisory agreement with Mason Street Advisors, Credit Suisse Asset Management, LLC (“Credit Suisse”), Eleven Madison Avenue, New York, New York 10010 provides investment management services to the Portfolio. Credit Suisse is a wholly-owned subsidiary of CSAM Americas Holding Corp. which is a wholly owned subsidiary of Credit Suisse Holdings (USA), Inc., which in turn is controlled by Credit Suisse Group AG, a publicly traded company and Credit Suisse AG, a Switzerland corporation. Credit Suisse has been managing funds since 1935. As of December 31, 2010, Credit Suisse had assets under management of approximately $         billion. For the services provided, Mason Street Advisors pays Credit Suisse a fee at an annual rate of 0.42% on the first $50 million, 0.37% on the next $100 million and 0.32% on assets in excess of $150 million.

Custodians

Brown Brothers Harriman & Co., 70 Franklin Street, Boston, MA 02109 is the custodian for the Portfolio. The custodian maintains custody of securities and other assets of the Portfolio and performs certain services in connection with the purchase, sale, exchange and pledge of securities and assets of the Portfolio.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm for the Fund and performs auditing and tax services for the Fund.

PORTFOLIO MANAGERS

Information regarding the Fund’s portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix D.

LEGAL PROCEEDINGS

The Adviser and the Sub-Adviser are not currently subject to any legal or regulatory proceedings that would materially affect their ability to perform services for the Fund or the Portfolio or otherwise materially affect the Fund or the Portfolio.

PROXY VOTING POLICIES AND PROCEDURES

The Directors of the Fund have delegated to the Fund’s Adviser and the Sub-Adviser the authority to vote all proxies relating to the Portfolio’s portfolio securities in accordance with the policies and procedures adopted by the Adviser and the Sub-Adviser. These policies and procedures, or summaries thereof, are set forth in Appendix E. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30 may be obtained, without charge, by calling 1-888-455-2232, and on the SEC’s internet site at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Portfolio, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. Other transactions may be effected in the over-the-counter (“OTC”) market. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up.

In executing transactions for the purchase or sale of portfolio securities on behalf of the Portfolio, the Sub-Adviser will attempt to obtain “best execution” for the Portfolio - the best combination of transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Portfolio and other advisory clients. In effecting purchases and sales of portfolio securities for the account of the Portfolio, the Sub-Adviser may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.

Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser or Sub-Adviser. Overall, each portfolio manager is required to strive for a fair and equitable allocation of securities transactions among his or her accounts. Such allocation decisions are made for each client individually, based on the characteristics of the particular security and “Investment Considerations” of each client, as well for all clients collectively. Investment Considerations is a broad term that includes, but is not limited to, the client’s investment objectives and restrictions, current securities positions, cash available for investment or liquidity needs, and similar factors. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these clients served by the Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner believed to be fair and reasonable by the Adviser or Sub-Adviser. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Portfolio.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Sub-Adviser may cause the Portfolio it advises to pay certain brokers-dealers more than the lowest commission rate in order to receive services that relate to the execution of securities transactions (“Brokerage Services”) and advice, analyses or reports within the meaning of Section 28(e) (“Research Services”), if the Adviser or Sub-Adviser determines in good faith that the amount paid is reasonable in relation to the value of the Brokerage and Research Services it receives. This may be viewed in terms of either the particular transaction or the Adviser or Sub-Adviser’s overall responsibilities to its client accounts over which it exercises investment discretion. Consistent with this practice, the Adviser or Sub-Adviser may receive Research Services from many broker-dealers with which the Adviser or Sub-Adviser places portfolio transactions. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). The Adviser or Sub-Adviser would, through the use of these Research Services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

These services, which in some cases may also be purchased for cash, include supplying information about particular companies, markets, or countries, statistical data, quotations and other securities pricing information, evaluations of securities, recommendations as to the purchase or sale of securities and other information that provides lawful and appropriate assistance to the manager in the performance of its investment decision-making responsibilities. Research Services furnished by broker or dealers are not necessarily utilized for the specific account that generated commissions to the broker-dealer providing such Research Services. Some clients, including fixed income clients, may benefit from the Research Services despite the fact that their brokerage commissions may not be used to pay for those Research Services.

By their nature, certain products or services may be used for both eligible and ineligible research and brokerage purposes. When a product or service has a mixed use, Adviser or Sub-Adviser may use client commissions to pay for the portion of the product or service that constitutes eligible research or brokerage provided the predominant use is eligible. In such event, Adviser or Sub-Adviser will make a reasonable allocation of the cost of the product or service according to its use, will use client commissions to pay for the portion of the product or service that is eligible under Section 28(e), and will pay for the remaining cost of the product or service with its own monies. Adviser or Sub-Adviser shall periodically review cost allocations for mixed-use products and services and adjust such allocations for new usages as necessary.

The Adviser or Sub-Adviser may enter into client commission arrangements with certain broker-dealers under which the Adviser or Sub-Adviser may use client commissions to pay for Research Services provided by an entity other than the executing broker-dealer, including third party broker-dealers and non-broker research providers. Under such arrangements, the executing broker sets aside a portion of the commission paid for the purpose of providing Adviser or Sub-Adviser with certain services that are eligible under Section 28(e).

The Portfolio had not commenced operations during the Fund’s last fiscal year and, therefore, the Portfolio did not pay brokerage commissions on agency transactions during the last fiscal year or purchase securities of “regular brokers or dealers” or their parent companies during the last fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Directors of the Fund have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of portfolio holdings information. It is the policy of the Fund to disclose the holdings in the Portfolio only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Fund to disclose material non-public portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Fund has directed the Adviser and Sub-adviser to adhere to the Holdings Disclosure Policy and Procedures. The Fund reserves the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in its sole discretion.

The procedures applicable to disclosure of portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding the Portfolio’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.

Disclosure of Publicly Available Holdings Information

The Fund makes the Portfolio’s complete holdings available semi-annually in its annual and semi-annual reports to shareholders. The Fund also makes this information available semi-annually in filings on Form N-CSR, and after the first and third fiscal quarters in filings on Form N-Q. These regulatory filings normally are filed with the SEC within 45 to 60 days after the end of the Fund’s fiscal quarter.

Once the Portfolio’s holdings information is filed with the SEC in this manner, it is considered publicly available for purposes of the Holdings Disclosure Policy and Procedures.

In addition, a list of the ten largest holdings for the Portfolio, the percentage the Portfolio net assets that each such holding represents, and a list of the Portfolio’s full holdings, as of the most recent calendar-quarter end, is normally posted on the internet at www.northwesternmutual.com. The information may be found in either (1) the life insurance section of the “Insurance Products” page, or (2) the annuities section of the “Investment Products” page, and then selecting “Fund Information” and the specific Portfolio. The Fund may from time to time withhold posting to, or remove from, the website any portion of this information with respect to the Portfolio. Internet disclosure of the Portfolio’s holdings is made available to all categories of persons, including individual and institutional investors, intermediaries, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. Once specific holdings information of the Portfolio is disclosed in this manner, it is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures.

The Holdings Disclosure Policy and Procedures provide that the Fund and its service providers may disclose all or part of the Portfolio’s holdings at any time after the information is publicly available or readily accessible, provided that:

•	the information disclosed is accurate and presented in a manner that is not deceptive or misleading;

•	the information disclosed is limited to the holdings information contained in a filing with the SEC or posted on the Fund’s website; and

•

no fees or other compensation are received by the Fund, its service providers or any of their employees from recipients of the holdings data as compensation for the disclosure of the holdings information.

In addition to disclosing holdings information in SEC filings and on the Fund’s website as described above, the Fund is authorized to disclose or cause to be disclosed all or a portion of the Portfolio’s publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the Fund’s website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.

Disclosure of Non-Public Holdings Information

Disclosure of the Portfolio’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Fund, its service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.

Service Providers. Holdings data may be disclosed to and utilized by the Fund’s and Mason Street Advisors’ service providers (the “Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief based on written confidentiality provisions, rules of their profession, or other circumstances, that the recipient organizations will keep the information confidential (i.e. not disclose it to third parties) and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Fund based on the needs of the Service Provider for such information and the risk of harm to the Fund and its shareholders. As of April 30, 2011, the Service Providers included those listed in Appendix F.

Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.

Investment Professionals. Holdings data may be disclosed on an ongoing basis (generally updated monthly within one week of month-end) to certain investment professionals (“Investment Professionals”) solely for the purpose of permitting the selected professionals to consider and propose investment ideas and trading strategies that may benefit the Portfolio. Holdings data of the Fund’s Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Investment Professionals that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the foregoing purposes, requiring them to keep the data confidential and stipulating that the data may not be used under any circumstances for the basis of trading. The list of approved Investment Professionals as of April 30, 2011 is included in Appendix F .

Securities Lending Parties. Holdings data may be disclosed on an ongoing basis (generally updated daily) to certain securities lending agents and borrowers (“Lending Parties”) pursuant to securities lending programs utilized on the Portfolio’s behalf. Holdings data of the Fund’s Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Lending Parties that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the operation of the securities lending programs and requiring them to keep the data confidential. The list of approved Lending Parties as of April 30, 2011 is included in Appendix F.

Northwestern Mutual Separate Accounts. Holdings data may be disclosed to the Northwestern Mutual variable life insurance and variable annuity separate accounts that invest in shares of the Portfolios. Holdings data may also be disclosed to Northwestern Mutual and Northwestern Mutual Investment Services, LLC in their capacities as co-depositors for the Northwestern Mutual separate accounts.

Other. Material holdings information may be disclosed in other circumstances prior to the public availability of such data only upon the approval of both the Fund’s chief compliance officer and another Fund officer, which approval will be based on compliance with the Holdings Disclosure Policy and Procedures, including obtaining from the recipient, where appropriate, a confidentiality agreement limiting their use of such data, requiring them to keep the data confidential, and stipulating that the data may not be used under any circumstances for the basis of trading.

Parties receiving non-public holdings data from the Fund or its investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Fund (e.g., legal counsel) and/or specific directives from the Fund.

Monitoring Procedures

The Holdings Disclosure Policy and Procedures require the Fund’s chief compliance officer to: (i) monitor the disclosure and use of portfolio holdings information; (ii) report at least annually to the Fund’s Directors on their operation and any material changes to them; (iii) inform the Fund’s service providers as to the Holdings Disclosure Policy and Procedures; and (iv) review, or cause to be reviewed, at least annually the lists of Investment Professionals and Lending Parties with access to portfolio holdings.

The Directors of the Fund exercise oversight of disclosure of portfolio holdings information by: (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the Code of Ethics and other relevant compliance policies and procedures by the chief compliance officer of the Fund and its investment adviser; (ii) considering the annual compliance procedures report of the Fund’s chief compliance officer pursuant to Rule 38a-1 under the 1940 Act; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.

Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Fund and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.

ORGANIZATION AND CAPITAL STOCK

The Fund was incorporated in Maryland on December 22, 1983.

The Fund issues a separate class of capital stock for each portfolio that it offers, including the Portfolio. Each share of capital stock issued with respect to a portfolio has a pro rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a portfolio will be voted separately, however, on matters affecting only that portfolio, including approval of the investment advisory agreement and changes in fundamental investment policies of a portfolio. The assets of each portfolio are charged with the liabilities of the portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

All of the outstanding shares of each portfolio are owned of record by Northwestern Mutual. Shares of each portfolio are presently being offered only to Northwestern Mutual and its separate investment accounts used for variable annuity contracts and variable life insurance policies. The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board of Directors of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

The capital stock of the Fund is divided into twenty-eight classes corresponding to the twenty-eight portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the 1940 Act. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the portfolio to which the class relates if the Directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

The Fund is an open-end management investment company. The Portfolio is a non-diversified series of the Fund.

Organization and Management of Wholly-Owned Subsidiary

The Portfolio intends to gain its principal exposure to the commodities markets by investing up to 25% of its total assets in the Subsidiary. The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman RY1-1104, Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors. The Portfolio is the sole shareholder of the Subsidiary, and it is expected that shares of the Subsidiary will not be offered or sold to other investors.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser and the Sub-Adviser, in managing the Subsidiary’s portfolio, are subject to the same investment policies and restrictions that apply to the management of the Portfolio, other than with respect to portfolio leverage, and in particular, to the requirements relating to liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Directors regarding the Subsidiary’s compliance with its policies and procedures. The Portfolio and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Portfolio.

The Adviser manages the Subsidiary’s operations pursuant to an investment advisory agreement with the Subsidiary (“Subsidiary Investment Advisory Agreement”). The Adviser has entered into a separate investment advisory agreement with the Sub-Adviser to provide advisory services with regard to investments of the Subsidiary (“Subsidiary Sub-Adviser Agreement”). Under those agreements, the Adviser and Sub-Adviser provide the Subsidiary with the same type of investment advisory and sub-advisory services, under the same terms, as are provided to the Portfolio. The Subsidiary pays the Adviser a fee for its services, and the Adviser pays a sub-advisory fee to the Sub-Adviser. The Adviser has contractually agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee paid to it by the Subsidiary. This arrangement will continue in effect for so long as the Portfolio invests in the Subsidiary. The Subsidiary’s advisory and sub-advisory agreements provide for their automatic termination upon the termination of the Investment Advisory Agreement and Sub-Advisory Agreement relating to the Portfolio, respectively.

The Subsidiary has also entered into a separate contract for the provision of custody services with the same service provider that provides those services to the Portfolio. The Subsidiary will bear the fees and expenses it incurs in connection with such services.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this SAI, is not subject to all the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the same adviser and sub-adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. The Fund’s Board of Directors has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio’s role as sole shareholder of the Subsidiary.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The financial statements of the Subsidiary will be consolidated with those of the Fund, and will be included in the Fund’s Annual and Semi-Annual Reports provided to shareholders.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of the Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost. The net asset value of each share of the Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio.

The Fund has adopted policies and procedures which govern the pricing of Portfolio securities and other investments. The Board has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to the Adviser and Northwestern Mutual in its capacity as fund accountant, subject to the oversight of a pricing committee which is comprised of representatives from the Adviser, Northwestern Mutual and Fund officers.

Portfolio securities for which market quotations are readily available are valued at current market value.

The Portfolio’s investment in the Subsidiary is valued based on the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Portfolio, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of the investment.

Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are generally valued at the closing settlement price on the commodities exchange; unlisted equity securities are generally valued at the last sale price or closing bid price if no sale has occurred. Derivatives are valued at prices provided by pricing services or pursuant to fair valuation procedures which may include the use of broker quotations or valuation models, including those used by the Adviser or Sub-Adviser.

Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchange. Structured note agreements are valued in accordance with a dealer supplied valuation based on changes in value of the underlying index.

Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by a pricing service, which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, subject to review by the Adviser or Sub-Adviser. Fair valuation procedures may be used when no approved pricing service valuation is available, or when the valuation is questioned and the fair valuation is significantly different or impacts the Portfolio’s net asset value.

Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market. Marking to market is based on an average (provided by a communication network) of the most recent bid prices or yields. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

Securities with remaining maturities of sixty days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

The value of a foreign security held by the Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the close of trading on the New York Stock Exchange (typically 4:00 p.m., Eastern time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value in good faith as determined by the Adviser in accordance with procedures approved by the Directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation. If events occur which materially affect the value of these foreign securities, they will be valued at fair market value in good faith as determined by the Adviser in accordance with procedures approved by the Directors of the Fund. In addition, if on any business day a change in the value of the equity markets exceeds a certain threshold, then each foreign security held by the Portfolio will be valued at its fair value by using a value determined by an independent pricing agent rather than using the last closing price of such foreign security on its principal overseas market.

With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Portfolio’s net asset value is calculated based on the net asset values of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith in accordance with procedures adopted by the Directors of the Fund subject to the oversight of the Fund’s pricing committee. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading.

Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the 1940 Act.

TAXES AND DIVIDENDS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to avoid taxation of capital gains under Subchapter M of the Code, the Portfolio will distribute net capital gains annually. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carry forward from net realized gain for the year, as prescribed by the Code.

To qualify as a regulated investment company, at the close of each quarter of the Portfolio’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived from its business of investing in such stock, securities or currencies. If for any year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. No distribution of realized capital gains will be made until any capital loss carry forward has been exhausted or expired. For additional information, please refer to “Tax Treatment of Swaps and Structured Notes,” under Special Tax Considerations, below.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of certain investment policies of the Portfolio.

Futures Contracts. For Federal income tax purposes, the Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract, whether realized or unrealized, is considered to be 60% long-term and 40% short-term, without regard to the holding period of the contract. In the case of a futures transaction classified as a mixed “straddle”, the recognition of losses may be deferred to a later taxable year.

In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities). Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, is expected to be treated as gain from the sale of securities and therefore is qualifying income.

The Portfolio’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

Tax Treatment of Swaps and Structured Notes. Any income the Portfolio derives from commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of its gross income in order for the Portfolio to satisfy the source of income requirement. Under certain circumstances, the Portfolio may be required to sell portfolio holdings to meet this requirement. The Portfolio has applied for an IRS private letter ruling holding that income from commodity-linked notes, in which the Portfolio may invest to gain exposure to commodities indexes, is considered qualifying income under Subchapter M of the Code. The private letter ruling the Portfolio has requested from the IRS also concludes that income derived from the Subsidiary constitutes qualifying income, even if the Subsidiary itself owns commodity-linked swaps. The Portfolio seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary.

The Portfolio has not yet obtained a ruling from the IRS with respect to its investments or its structure but has applied for such a ruling. Based on the analysis in prior letter rulings previously issued to other taxpayers, the Portfolio intends to treat its income from the Subsidiary as qualifying income prior to receiving any such ruling from the IRS. However, a private letter ruling can only be relied upon by the taxpayer that receives it, and there is no assurance that the Portfolio will be able to obtain a favorable letter ruling from the IRS or that the IRS will not change its position with respect to some or all of these issues. If the IRS were to change its position or otherwise determine that income derived from the Portfolio’s investment in the Subsidiary does not constitute qualifying income, the Portfolio would cease to qualify for favorable tax treatment and its shareholders would be subject to diminished returns. In addition, the Portfolio would be required to reduce its exposure to such investment, which may result in difficulty in implementing its investment strategy.

If the Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in variable contracts invested in that fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gains produced with respect to those variable contracts in the current year and in prior years would be included currently in the variable contract owner’s gross income as taxable income and the contract would remain subject to taxation as ordinary income thereafter.

Zero Coupon Securities. The Portfolio’s investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholder substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.

Constructive Sales. The so-called “constructive sale” provisions of the Code apply to activities by the Portfolio that lock in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a futures or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Portfolio holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Portfolio to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles. The options transactions that the Portfolio enters into may result in “straddles” for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Portfolio for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Portfolio must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Portfolio of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations.

Options and Section 1256 Contracts. If the Portfolio writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Portfolio will generally recognize short term capital gain. If the option is exercised, the premium is included in the consideration received by the Portfolio in determining the capital gain or loss recognized in the resultant sale. However, the Portfolio’s investment in so-called “section 1256 contracts,” such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Portfolio for purposes of the distribution requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Portfolio continued to hold. Section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Portfolio must make to avoid the federal excise tax. The Portfolio may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Portfolio that are not section 1256 contracts.

Swaps. As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap may result in capital gain or loss (which may be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Foreign Investments. Dividends and interest (and in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The foreign taxes paid by the Portfolio will reduce its return from investments in the Portfolio.

Passive Foreign Investment Companies. If the Portfolio acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Portfolio may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholder of the Portfolio. Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such deferred taxes. If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be taken into account by the Portfolio for purposes of satisfying the distribution requirement and the federal excise tax distribution requirement. Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects to the investment strategies which it employs and any rules and regulations which apply to those investment strategies.

FINANCIAL STATEMENTS

The Portfolio has not commenced operations during the last fiscal year and, therefore, the Portfolio did not publish financial statements, related notes and related reports during that period.

APPENDIX A – Credit Ratings

Description of Ratings as Provided by the Rating Services

As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), i.e. BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund’s adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.

I. FITCH’S

a. Fitch’s Corporate Bonds and Preferred Stock (long-term)

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

• For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

• For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC

• For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

• For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC

• For issuers and performing obligations, default of some kind appears probable.

• For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C

• For issuers and performing obligations, default is imminent.

• For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

- the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

b. Fitch’s Commercial Paper (short-term)

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Long-term and Short-term ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

II. MOODY’S INVESTORS SERVICE, INC.

a. Moody’s Corporate Bonds and Preferred Stock (long-term)

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are to be considered upper-medium-grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

b. Moody’s Commercial Paper (short-term)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N P

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

III. STANDARD & POOR’S

a. Standard & Poor’s Corporate Bonds and Preferred Stock (long-term)

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

b. Standard & Poor’s Commercial Paper (short-term)

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

[1]	Based on total return and dividend reinvestment.

APPENDIX B - Directors and Officers

The directors and officers of the Fund are listed below, together with their principal occupations during the last five years. The information is as of December 31, 2010, except as otherwise noted.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Director
Gary A. (Skip) Poliner 720 East Wisconsin Ave. Milwaukee, WI 53202 1953	Chairman of the Board	2010	President and Chief Risk Officer of Northwestern Mutual since 2010. Prior thereto, Executive Vice President – Chief Risk Officer from 2009 to 2010; Executive Vice President - Investment Products and Services from 2008 to 2009; Chief Investment Officer from 2007 to 2008; and Chief Financial Officer from 2001 to 2008.	28	Trustee of Northwestern Mutual

Independent Directors
Michael G. Smith 720 East Wisconsin Ave. Milwaukee, WI 53202 1944	Director	2003*	Private investor. Prior to his retirement in 1999, Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch & Co., Inc.	28	Trustee of The Ivy Family of Funds (2 registered investment companies - 33 portfolios), Director of the TDX Independence Funds, Inc. (5 portfolios), CTMG, Inc. and Cox Business School, Southern Methodist University
Miriam M. Allison 720 East Wisconsin Ave. Milwaukee, WI 53202 1947	Director	2006*	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a provider of administration, recordkeeping and marketing services to investment companies. Prior thereto, founder, President, and CEO of Sunstone Financial Group, Inc.	28	Director of Wasatch Funds, Inc. (18 portfolios)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert H. Huffman III 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Director	2007*	Since 2004, Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser.	28	None

Officers
R. David Ells 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	President	2010*	Managing Director of Mason Street Advisors, LLC (MSA) since 2010. Prior thereto, Director of MSA from 2004 to 2010; and Senior Vice President of Deerfield Capital Management, LLC from 2003 - 2004.	N/A	N/A
Walter M. Givler 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Vice President, Chief Financial Officer and Treasurer	2003*	Vice President – Accounting Policy of Northwestern Mutual since 2007. Prior thereto, Vice President of Investment Accounting, 2002-2007.	N/A	N/A
Kate M. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	Vice President– Operations	2004*	Vice President – Operations since 2004 and Treasurer since 2008 of Mason Street Advisors, LLC.	N/A	N/A
William R. Walker 720 East Wisconsin Ave. Milwaukee, WI 53202 1956	Vice President–Investments	1996*	Managing Director of Mason Street Advisors, LLC since 2002.	N/A	N/A
David R. Keuler 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Vice President–Investments	2002*	Managing Director/Director of Mason Street Advisors, LLC since 2002.	N/A	N/A
Michael P. Johnson 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Vice President–Investments	2003*	Director of Mason Street Advisors, LLC since 2002.	N/A	N/A
Jill M. Grueninger 720 East Wisconsin Ave. Milwaukee, WI 53202 1964	Vice President–Investments	2006*	Managing Director/Director of Mason Street Advisors, LLC since 2002.	N/A	N/A
Curtis J. Ludwick 720 East Wisconsin Ave. Milwaukee, WI 53202 1969	Vice President–Investments	2006*	Director of Mason Street Advisors, LLC since 2002.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew T. Wassweiler 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Vice President–Investments	2006*	Director of Mason Street Advisors, LLC since 2003.	N/A	N/A
Mary R. Linehan 720 East Wisconsin Ave. Milwaukee, WI 53202 1966	Vice President–Investments	2007*	Managing Director of Mason Street Advisors, LLC since 2010. Director of MSA from 2007 to 2010; Fund Manager, Marshall and Ilsley Corp. from 2003-2007; prior thereto, Senior Analyst with Marshall and Ilsley Corp.	N/A	N/A
Paul A. Rokosz 720 East Wisconsin Ave. Milwaukee, WI 53202 1965	Vice President – Investments	2008*	Managing Director of Mason Street Advisors, LLC since 2010; Director of MSA from 2008 to 2010; prior thereto, Partner and Portfolio Manager in a joint venture with Roxbury Capital Management.	N/A	N/A
Brian Yeazel 720 East Wisconsin Ave. Milwaukee, WI 53202 1963	Vice-President – Investments	2010*	Managing Director/Director of Mason Street Advisors, LLC since 2002.	N/A	N/A
Steve Lyons 720 East Wisconsin Ave. Milwaukee, WI 53202 1964	Vice President – Investments	2010*	Director of Mason Street Advisors, LLC since 2000.	N/A	N/A
Steve Warren 720 East Wisconsin Ave. Milwaukee, WI 53202 1966	Vice President – Investments	2010*	Associate of Mason Street Advisors, LLC since 2004.	N/A	N/A
Michael W. Zielinski 720 East Wisconsin Ave. Milwaukee, WI 53202 1974	Chief Com- pliance Officer	2006*	Chief Compliance Officer of Mason Street Advisors, LLC since 2006. Prior thereto, Counsel, Northwestern Mutual from 2004 - 2006.	N/A	N/A
Randy M. Pavlick 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Secretary	2006*	Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Barbara E. Courtney 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Controller and Chief Accounting Officer	1996*	Director of Mutual Fund Accounting of Northwestern Mutual since 2002.	N/A	N/A
*

Each of the directors will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies, or until his or her death, resignation or removal, provided that no director may serve a term or successive terms totaling more than twelve (12) years. The twelve year service limitation commences on the later of May 1, 2003 or date of the director’s initial election or appointment as a director. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal. Notwithstanding the foregoing, the Fund’s By-Laws provide that a director who has attained the age of seventy (70) on or before the first quarterly board meeting in a calendar year shall retire effective at the end of the meeting. If a director attains age seventy (70) after the first quarterly board meeting in a calendar year, he or she shall retire effective at the end of the first quarterly board meeting in the following calendar year.

Mr. Poliner is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because he is a Trustee of Northwestern Mutual, the parent corporation of the Fund’s investment adviser. Mr. Poliner is also the President and Chief Risk Officer of Northwestern Mutual and a director of Frank Russell Company, a corporate affiliate of Northwestern Mutual.

APPENDIX C - Ownership of Shares of the Fund

The following tables show the allocation of shares of the Portfolio of the Fund among the General Account and the separate investment accounts as of March 31, 2011. All shares are owned of record.

COMMODITIES RETURN STRATEGY PORTFOLIO

General Account	shares	%
NML Variable Annuity Account A	shares	%
NML Variable Annuity Account B	shares	%
NML Variable Annuity Account C	shares	%
Northwestern Mutual Variable Life Account	shares	%
Northwestern Mutual Variable Life Account II	shares	%

Total	shares	100.0%

APPENDIX D - Portfolio Managers

Other Accounts Managed by Portfolio Managers

Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Portfolio), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” To the extent that any of these accounts pay advisory fees that are based on the performance of the account, that information is specifically identified. The following information is as of December 31, 2010, unless otherwise noted.

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Burton, Christopher	Commodities Return Strategy Portfolio	6 with $5,452 million of assets	11 with $1,977 million of assets	4 with $615 million of assets
Louie, Nelson	Commodities Return Strategy Portfolio	6 with $5,452 million of assets	11 with $1,977 million of assets	4 with $615 million of assets

Compensation of Portfolio Managers

Mason Street Advisors. Mason Street Advisors has adopted a system of compensation for portfolio managers that seeks to attract, motivate and retain high quality investment personnel and align the financial interests of the portfolio managers with the performance of Mason Street Advisors and its clients. A portfolio manager’s compensation consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. Each portfolio manager is also eligible to participate in benefit plans and programs available generally to all employees of Mason Street Advisors.

A portfolio manager’s total compensation is determined through a process that combines both objective and subjective criteria. Initially, at the beginning of each year, compensation targets are determined for each portfolio manager based on market factors and the skill, experience and tenure of the portfolio manager. The compensation target is then allocated among base salary, annual variable compensation and long-term variable compensation based on a formula for each portfolio manager.

At the end of the year, the portfolio manager’s performance is evaluated using both objective and subjective criteria. Primary consideration is given to the historic investment performance of accounts managed by the portfolio manager over both a one-year and a four-year period, with more weight typically being given to the longer-term performance. The performance of each account managed by the portfolio manager is measured against a relevant peer group and/or an applicable benchmark, as deemed appropriate. If a portfolio manager manages more than one account, performance is weighted based on a combination of factors, including the number and type of accounts managed, and the assets in each account.

The evaluation process also includes a subjective evaluation of competencies or behaviors deemed important to achieving Mason Street Advisors’ overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, market factors, complexity of investment strategies, team building efforts and successes, risk management initiatives and leadership contributions. A portfolio manager’s compensation is then determined by applying a multiplier (which can be greater or less than 1.0) based on the annual evaluation of the objective and subjective criteria to the targeted compensation. Long-term variable pay grants are made on an annual basis and are credited to a deferred account that accrues interest on the balances. Awarded grants vest over a three to five-year vesting period and are paid upon vesting.

Credit Suisse. Credit Suisse’s compensation to the portfolio managers of the Portfolio includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager’s bonus include the Portfolio’s performance, assets held in the Portfolio and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, etc. A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Conflicts of Interest

Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:

Time and Attention. The management of multiple Portfolios and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. The effect of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees.

One method by which Mason Street Advisors and the sub-advisers seek to manage such competing interests is to have portfolio managers focus on a particular investment discipline. In general, most other accounts managed by a portfolio manager for a similar mandate are managed using the same investment strategies that are used in connection with the Portfolio managed by such portfolio manager. Accordingly, portfolio holdings, position sizes (relative to assets) and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In addition, Mason Street Advisors and the Fund Board actively monitor for performance dispersion among accounts, so that appropriate action can be taken if evidence of a conflict is found.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Portfolios and/or accounts, the opportunity may be allocated among these several Portfolios or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity. Mason Street Advisors and the Sub-Adviser seek to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the portfolios and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Portfolios and/or accounts (such as where certain Portfolios or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Portfolios and/or accounts over others. In addition, the portfolio manager might be motivated to favor Portfolios and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Portfolios and/or accounts that could most significantly benefit the portfolio manager.

Mason Street Advisors and the Sub-Adviser seek to mitigate this potential conflict of interest through their respective compensation policies. For information regarding the compensation policies of Mason

Street Advisors and the Sub-Adviser, please refer to the section of this Appendix D called “Compensation of Portfolio Managers.”

Personal Accounts. Portfolio managers may be permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members, which could potentially influence the portfolio manager’s decisions with respect to purchasing or selling the same securities for the Portfolio. To mitigate this potential conflict of interest, Mason Street Advisors and the Sub-Adviser have adopted Codes of Ethics or other policies and procedures governing the personal securities transactions of their portfolio managers.

Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Portfolios and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Portfolios and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Portfolios and/or accounts. As noted above, Mason Street Advisors and the Sub-Adviser seek to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Mason Street Advisors, the Sub-Adviser and the Fund have adopted compliance policies and procedures, as applicable, and have implemented committee structures that are designed to review and address these, and other, types of conflicts of interest. Mason Street Advisors addresses side-by-side management conflicts in its overall compliance program, including within its Conflicts of Interest Policy, Trade Allocation Policies and Procedures, Policies and Procedures on Transactions with Affiliates and Cross Transactions, Guidelines to Business Conduct, Policy Statement on Insider Trading, Policies and Procedures for Client Commission Arrangements and Proxy Voting Policies and Procedures. These policies are designed to reasonably ensure that various conflicts are identified and managed, and that Mason Street Advisor’s clients are treated fairly and equitably. In addition, sub-advisers may face similar side-by-side management conflicts. The Sub-Adviser considers its own business to identify and manage any potential side-by-side management conflicts arising out of its own client base. There is no guarantee, however, that such policies and procedures will be able to detect and/or prevent every situation where a conflict arises.

Portfolio Manager Securities Ownership

Because the Portfolio serves as underlying investment vehicles for variable annuity and life contracts, the portfolio managers are not eligible to invest directly in the Portfolio. Therefore, no portfolio manager owned shares of the Portfolio.

APPENDIX E – Proxy Voting Policies and Procedures

Mason Street Advisors, LLC

Proxy Voting Policies and Procedures

(last amended August 12, 2009)

It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own. These Proxy Voting Policies and Procedures will be used by MSA for voting proxies on behalf of all MSA clients (including mutual funds) for which MSA has voting authority.

In recognition of this policy, MSA has taken the following actions designed to ensure its efficacy. MSA has (i) adopted the Proxy Voting Guidelines attached hereto as Exhibit A (the “Guidelines”), (ii) established a Proxy Voting Committee (the “Committee”), and (iii) implemented the specific procedures outlined below (the “Procedures”).

Proxy Voting Guidelines

MSA will generally vote all proxies consistent with the Guidelines unless otherwise determined in accordance with the Procedures. The Guidelines appearing as Exhibit A hereto are in summary form and generally cover issues voted on by holders of domestic and international equity securities. The complete Guidelines were developed and are maintained by RiskMetrics Group (“RMG”), an unaffiliated proxy voting and research service. The Guidelines do not however provide an exhaustive list of all the potential voting issues that may arise with respect to any particular issuer or security. In circumstances where the Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. While the Guidelines are to be followed as a general policy, the Procedures provide for certain circumstances where MSA will vote proxies in a manner which is contrary to the Guidelines after giving consideration to all relevant facts and circumstances. On an annual basis, the Guidelines will be compared to RMG’s most recently issued US and International Proxy Voting Guidelines and will be updated as necessary.

Proxy Voting Committee

The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures and for overseeing their implementation. The Committee may amend, restate, supplement or otherwise modify these Proxy Voting Policies and Procedures (including, without limitation, the Guidelines) from time to time by majority vote. The Committee is also responsible for reviewing the proxy voting determinations made by portfolio managers1 that are contrary to the established Guidelines as well as certain voting determinations with respect to fixed income or other traditionally non-voting securities, and for monitoring and resolving any material conflicts of interest related to proxy voting. The Committee meets at least annually or as otherwise required to discharge its obligations under these Policies and Procedures. The Committee has a secretary who takes and maintains minutes of the Committee meetings. A quorum consisting of a majority of Committee members is required for all Committee meetings. The Committee members are appointed by MSA’s President from time to time, and serve at the discretion of the President.

1 All references to portfolio managers includes analysts who may be assigned responsibility to vote proxies for certain issuers.

Proxy Voting Procedures

A.	Monitoring & Administration

MSA’s Equity Trading Department is responsible for monitoring and administering the proxy voting process as set forth in these Procedures with respect to equity securities. MSA has engaged RMG to assist in the voting of proxies. RMG is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, RMG is responsible for maintaining copies of all proxy statements received from issuers, and promptly providing such materials to MSA upon request.

MSA’s Equity Trading Department sends equity holdings lists to RMG on a weekly basis and RMG ensures that meeting notices and proxy voting materials are reviewed against the Guidelines for these holdings. Following this review, RMG generates a voting recommendation for MSA. MSA’s Equity Trading Department in turn forwards each portfolio manager a weekly report from RMG which summarizes all upcoming proxy votes and current RMG recommendations for their consideration. To assist in their voting determinations, portfolio managers can request copies of the proxy statements on a particular vote, as well as summary reports (e.g., list of recommendations to vote “against management” or list of votes by country or issue). In addition, portfolio managers have on-line view access to RMG’s database to further review upcoming proxy votes in client accounts.

In situations in which MSA appoints a sub-adviser to be responsible for the day-to-day investment management for a client, and subject to the approval of the client, portfolio securities may be voted by, and in accordance with, the proxy voting procedures of the sub-adviser.

B.	Voting Determinations

MSA’s portfolio managers are responsible for proxy voting decisions on securities held in the client accounts they manage. Generally, portfolio managers vote their proxies based on the recommendations generated through RMG’s application of the Guidelines. As such, MSA’s Equity Trading Department is instructed to vote all proxies in accordance with RMG’s recommendations, unless the portfolio manager indicates otherwise. MSA’s portfolio managers are responsible for monitoring proxy proposals in portfolios which they manage and notifying Equity Trading of circumstances where the interests of MSA’s clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager will submit a written recommendation to the Head of MSA Equity Investments, who will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines with the approval of the Head of MSA Equity Investments. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. If it is determined that a conflict exists, the Committee shall meet to consider the proposal and determine the vote.

In many cases, a security may be held by multiple portfolio managers for different client accounts, or by the same portfolio manager in different client accounts. Because the interests of various clients may differ, separate portfolio managers are not required to cast consistent votes, nor is a single portfolio manager required to cast the same votes on behalf of separate clients. Operational limitations at the custodial level may prevent MSA from casting contrasting votes on the same matter. In such cases, the Head of MSA Equity Investments will be responsible for resolving matters involving contrasting votes. All such determinations will be reported to the Committee at its next regularly scheduled meeting.

MSA reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has informed MSA that their position on a particular issue differs from MSA’s position.

C.	Resolving Conflicts of Interest

From time to time, the interests of MSA or an affiliate, or certain of MSA’s personnel charged with making decisions on behalf of MSA’s clients with respect to voting proxies, may conflict with those of MSA’s clients. As a matter of policy, neither MSA nor its portfolio managers, Committee members, or other MSA officers, directors or employees will be influenced by outside sources whose interests conflict with the interests of clients. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular proxy vote shall immediately disclose that conflict to the Head of MSA Equity Investments or, if the conflict involves the Head of MSA Equity Investments, to the Committee.

Examples of potential conflicts of interest include:

•

Business Relationships. A proxy voting proposal relating to a company or other persons that MSA, or an affiliate, has a material business relationship with may cause a conflict if failure to vote in manner favorable to such company or other persons could harm MSA’s relationship with them. For example, a proxy proposal relating to a director of MSA or Northwestern Mutual[2], who also serves as a director of a public company or a member of the company’s management.

•

Personal or Familial Relationships. A proxy voting proposal relating to a company or other persons that MSA, an officer director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship. For example, a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.

•

Ownership of Different Parts of an Issuer’s Capital Structure. A conflict of interest may arise in connection with a proxy voting proposal relating to the equity securities of a company owned by one of MSA’s clients, where another of MSA’s clients or an affiliate have an ownership interest in a different part of such company’s capital structure (e.g., fixed income securities).

In the event a portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proxy proposal, the portfolio manager will be required to recuse himself or herself from the proxy voting process and the Committee will be responsible for reviewing the proposal and determining the vote. Unless the conflict of interest directly involves the applicable portfolio manager, the portfolio manager will be required to provide the Committee with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the proxy issue.

The Committee will review the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances and determine how the proxy should be voted. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, if the Committee believes the application of the Guidelines is not in the best interests of the applicable client, the Committee may vote contrary to the Guidelines and will document its voting rationale.

D.	Decisions to Not Vote

MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the applicable client of casting such a vote. For example, if voting a foreign security requires hiring a translator or traveling to a foreign country to vote, MSA may refrain from voting the security due to these inordinate costs. Additionally, many foreign markets restrict trading in a company’s stock within a given period of time on or around the shareholder meeting date if shareholders vote proxies of the company. This practice is known as “share blocking.” In countries where share blocking is practiced, MSA will only vote proxies if the portfolio manager determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities.

Some of MSA’s clients participate in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program,

2 The Northwestern Mutual Life Insurance Company, MSA’s parent company.

if the securities stay on loan during the proxy solicitation, the client account lending the security cannot vote that proxy. In this situation, MSA will only request the client to call back the loan and vote the proxy if the portfolio manager determines that the benefit to the applicable client of voting the proxy outweighs the benefits derived by leaving the securities on loan.

Although the MSA Equity Trading Department and RMG seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies.

Reconciliation and Oversight

In accordance with its general oversight responsibilities, MSA will periodically select a sample of material proxy votes from the records maintained by RMG and reconcile the number of shares voted to actual shares held on record date.

Recordkeeping

MSA retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, records relating to reconciliations performed and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by RMG and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

ERISA Clients

In the case of client accounts subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), MSA will consider in voting proxies those factors that may affect the value of its client’s accounts, and shall not subordinate the interests of participants and beneficiaries to unrelated objectives. MSA shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

Fixed Income and Non-Voting Securities

To the extent applicable and not otherwise required in this section, these Proxy Voting Policies and Procedures will also be used by MSA for exercising voting rights which may arise upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights. These limited circumstances include extraordinary corporate actions, plans of reorganization, or liquidation or similar matters, however the procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for fixed income or other traditionally non-voting securities. In both instances however, it is the policy of MSA to cast these votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own.

Northwestern Mutual’s Treasury & Investment Operations personnel (as service providers to MSA) are responsible for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolio from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers and MSA’s Chief Compliance Officer, and for maintaining voting records. As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the client accounts they manage. However, because no recommendations are generated by RMG, in the limited circumstances described above, the portfolio manager will submit a written recommendation as to how the client securities should be voted and the rationale for such recommendation to the Head of MSA Fixed Income Investments who will review the recommendation to determine whether a conflict of interest exists, including, for example, whether the ownership by any of MSA’s other clients or an MSA affiliate of different part of the capital structure of the company which issued the fixed income or other security at issue presents conflicting considerations.3 In addition, the portfolio manager will disclose any contact he or she has had with persons outside of MSA regarding the voting issue. In the event that no conflict of interest exists, the Head of MSA Fixed Income Investments (or the Committee, as the case may be) will permit the portfolio manager to vote the client securities as recommended. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Committee will review the proposal and determine the vote based on the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances.

EXHIBIT A

MSA Proxy Voting Guidelines

Specific voting guidelines have been established by MSA for voting proxies. The following is a summary of some of the more significant policies. MSA has engaged Institutional Shareholder Services (“RMG”), an unaffiliated proxy voting and research service, to assist in the voting of proxies. RMG makes proxy voting recommendations to MSA based on these Guidelines. A complete copy of the Guidelines is available to clients upon request.

US Proxy Voting Guidelines Summary

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of audit committee meetings held each year; and
•	The number of financial experts serving on the committee.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But vote AGAINST or WITHHOLD votes from:

•	Inside Directors and Affiliated Outsider Directors when the full board is less than majority independent;
•	Directors who sit on more than six public company boards, or are CEOs of public companies and sit on boards of more than two public companies besides their own;
•	All nominees if the board adopts a poison pill without shareholder approval and does not commit to putting it to shareholder vote within 12 months of adoption;
•	Directors who serve on the compensation committee when there is a negative correlation between the chief executive’s pay and company performance ; and
•	All nominees if the company has failed to address the underlying issue(s) that resulted in any of

3 Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular vote regarding fixed income or other non-voting securities shall immediately disclose that conflict to the Head of MSA Fixed Income Investing or, if the conflict involves the Head of MSA Fixed Income Investing, to the Committee.

the directors receiving more than 50% withhold/against votes at the previous board election.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company has a strong counterbalancing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers and should not have any problematic governance or management issues.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RMG’s RMG definition of independent outsider.

Open Access (shareholder resolution)

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or permit cumulative voting unless the company has proxy access or a similar structure to allow shareholders to nominate directors and the company has adopted a majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance practices and provisions prior to and following the reincorporation, and a comparison of the corporation laws of original state and destination state. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

RMG applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options /stock appreciation rights without shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance;
•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group;
•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Before recommending a vote FOR a director equity plan, RMG will review the company’s proxy statement for the following qualitative features:

•	Director stock ownership guidelines (a minimum of three times the annual cash retainer);
•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options /restricted stock or deferred stock payable at the end of a three-year deferral period);
•	Balanced mix between cash and equity;
•	No retirement benefits/perquisites provided to non-employee directors; and
•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director.

Option Exchange Programs/Repricing Options

Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation
•	Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

•	Broad-based participation;
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value
•	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•

Advocate the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
•

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

International Proxy Voting Guidelines Summary

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;
•	The auditors are being changed without explanation; or
•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote on a CASE-BY-CASE basis for contested elections of directors, determining which directors are best suited to add value for shareholders.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee if they are not required by law to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Generally vote FOR discharge of the board and management, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision;
•	Any legal issues aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed; or
•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, unless:

•	There is clear evidence of past abuse of the authority is available;
•	The repurchase can be used for takeover defenses;
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice; or
•	There is no safeguard against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features as the fairness opinion, conflicts of interest, governance, pricing, strategic rationale, and market reaction.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•	a copy of the Policy;

•	a copy of each proxy statement received on behalf of Credit Suisse clients;

•	a record of each vote cast on behalf of Credit Suisse clients;

•	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 3, 2010

APPENDIX F – Portfolio Holdings Disclosure Recipients

Service Providers

Based on the nature of the services provided to the Fund by the following Service Providers, each such Service Provider has access to the Fund’s portfolio holdings on a daily basis:

•	The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Fund and Mason Street Advisors, LLC

•	Mason Street Advisors, LLC in its capacity as investment adviser for the Fund

•	Credit Suisse Asset Management, LLC in its capacity as investment sub-adviser for the Fund

•	Brown Brothers Harriman & Co. in its capacity as custodian, and depositories utilized by the foregoing

•	SunGard Data System Inc. in its capacity as provider of Code of Ethics compliance services

•

FT Interactive Data Corporation and its subsidiaries, Bloomberg L.P., Reuters Group PLC and Bear Sterns Pricing Direct Inc., and Telekurs Financial, Norwegian OTC Security Quotations, Trade Web Group, LLC, FRI, Loan Pricing Corp. and Markit Group, Ltd. in their respective capacities as providers of pricing services and, in the case of Bloomberg L.P., order management and portfolio compliance services

•

FactSet Research Systems, Inc., Lipper, Inc., The Yield Book, Inc., POINT®, Trepp Analytics and 1010data, Inc. in connection with conducting attribution analyses on the Mason Street Advisors, LLC advised Portfolios

The following Service Providers receive portfolio holdings information covering various periods, with varying lag times, depending on the nature of the services provided to the Fund, as indicated below with respect to each Service Provider:

•	The Fund’s directors and legal counsel to the independent directors, on a monthly and quarterly basis, generally within 20 days following the end of each such period

•	PricewaterhouseCoopers LLP in its capacity as independent auditors for the Fund, at the Fund’s semi-annual and annual periods, generally within two weeks following the end of the each such period

•

Financial writers utilized to assist in the preparation of fund advertising and reporting materials, on a quarterly, semi-annual and annual basis, generally within one week following the end of each such period

•	Financial printers used to print advertising and regulatory materials, at the Fund’s semi-annual and annual periods, generally within four weeks following the end of each such period

Investment Professionals and Lending Parties

As of March 31, 2010, no Investment Professionals or Lending Parties had access to portfolio holdings information.

PART C

OTHER INFORMATION

Item 28.   Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(a)	Articles of Incorporation of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 1983	EX-99.B1 to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(b)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 3, 1993	EX-99.B1(a) to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(c)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 4, 1999 and filed with the State of Maryland on February 11, 1999	Exhibit A(1) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(a)1(d)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on May 3, 2001 and filed with the State of Maryland on May 4, 2001	Exhibit A(1) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(a)1(e)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on November 7, 2002 and filed with the State of Maryland on January 31, 2003	Exhibit A(1) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(f)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 6, 2003 and filed with the State of Maryland on February 7, 2003	Exhibit A(2) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(g)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on August 3, 2006 and filed with the State of Maryland on February 2, 2007	Exhibit (a)1(g) to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(h)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 21, 2007 and filed with the State of Maryland on February 22, 2007	Exhibit (a)1(h) to Form N-1A Post Effective Amendment No. 30 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(i)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 25, 2007	Exhibit (a)1(i) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(a)1(j)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 7, 2008	Exhibit (a)1(j) to Form N-1A Post-Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008
(a)1(k)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 2010.	Filed herewith.

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(b)1(a)	By-Laws of Northwestern Mutual Series Fund, Inc.	EX-99.B2 to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(b)1(b)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated February 6, 1997	EX-99.B2 to Form N-1A Post Effective Amendment No. 14 for Northwestern Mutual Series Fund, Inc. filed on February 27, 1997
(b)1(c)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 6, 1997	Exhibit B(2) to Form N-1A Post Effective Amendment No. 15 for Northwestern Mutual Series Fund, Inc. filed on April 28, 1998
(b)1(d)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 6, 1998	Exhibit B(2)(a) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(b)1(e)	Resolutions to Amend By-Laws of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 4, 1999	Exhibit B(2)(b) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(b)1(f)	Resolutions to Amend By-Laws of Northwestern Mutual Series Fund, Inc. adopted by the Directors on May 3, 2001	Exhibit B(1) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(b)1(g)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated February 7, 2002	Exhibit B to Form N-1A Post Effective Amendment No. 22 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2002
(b)1(h)	Resolutions to Amend By-Laws of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 6, 2003	Exhibit B to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(b)1(i)	Amendment of By-Laws for Northwestern Mutual Series Fund, Inc., dated August 7, 2003	Exhibit (b) to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004
(b)1(j)	Amended and Restated By-Laws of Northwestern Mutual Series Fund, Inc. adopted on August 5, 2004	Exhibit (b)1(j) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(b)1(k)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated May 4, 2006	Exhibit (b)1(k) to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(b)1(l)	Amendment to By-Laws Northwestern Mutual Series Fund, Inc. dated August 6, 2008	Exhibit (b)1(l) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009
(d)1(a)	Assignment and Assumption of Contracts between Northwestern Mutual Investment Services, LLC (“Assignor”) and Mason Street Advisers, LLC, n/k/a Mason Street Advisors, LLC (“Assignee”), dated January 1, 2002	Exhibit D to Form N-1A Post Effective Amendment No. 22 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2002
(d)1(b)	Investment Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC (on behalf of the eighteen Portfolios), dated May 1, 2003	Exhibit (d)1 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004
(d)1(c)	Amended Investment Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC (on behalf of the eighteen Portfolios) dated April 30, 2007	Exhibit (d)1(c) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)1(d)	Investment Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2007	Exhibit (d)1(d) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(d)1(e)	Investment Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated May 3, 2007	Exhibit (d)1(e) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008
(d)1(f)	Form of Investment Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC (on behalf of the Commodities Return Strategy Portfolio)	Filed herewith.
(d)1(g)	Form of Investment Advisory Agreement between NMSF Cayman Commodity Fund, Ltd. And Mason Street Advisors, LLC	Filed herewith.
(d)2(a)	Investment Sub-Advisory Agreement Between Northwestern Mutual Investment Services, Inc., and Templeton Investment Counsel, Inc. (on behalf of the International Equity Portfolio), dated April 29, 1994	EX-99.B5(h) to Form N-1A Post Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(d)2(b)	Form of Investment Sub-Advisory Agreement between Northwestern Mutual Investment Services, LLC and Capital Guardian Trust Company (on behalf of the Domestic Equity Portfolio)	Exhibit D(2) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(d)2(c)	Form of Investment Sub-Advisory Agreement between Northwestern Mutual Investment Services, LLC and T. Rowe Price Associates, Inc. (on behalf of the Small Cap Value Portfolio)	Exhibit D(3) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(d)2(d)	Form of Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of the Equity Income Portfolio)	Exhibit D(5) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(d)2(e)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Janus Capital Management LLC (on behalf of the Focused Appreciation Portfolio)	Exhibit D to Form N-1A Post Effective Amendment No. 24 for Northwestern Mutual Series Fund, Inc. filed on May 1, 2003
(d)2(f)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc., dated May 1, 2003 (on behalf of the Equity Income Portfolio)	Exhibit (d)2(g) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(d)2(g)	Form of Amendment to Investment Sub-Advisory Agreement dated May 1, 2003 between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc., (on behalf of the Equity Income Portfolio)	Exhibit (d)2(h) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(h)	Amendment to Sub-Investment Advisory Agreement between Janus Capital Management LLC and Mason Street Advisors, LLC (on behalf of Focused Appreciation Portfolio), dated May 12, 2003	Exhibit (d)2 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004
(d)2(i)	Amendment to Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Templeton Investment Counsel, Inc. (on behalf of the International Equity Portfolio) dated November 15, 2006	Exhibit (d)2(h) to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(d)2(j)	Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Pacific Investment Management Company LLC (on behalf of the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios), dated April 30, 2007	Exhibit (d)2(k) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007
(d)2(k)	Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Massachusetts Financial Services Company (on behalf of the Research International Core and Emerging Markets Equity Portfolios), dated April 30, 2007	Exhibit (d)2(l) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007
(d)2(l)	Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and American Century Investment Management, Inc. (Large Company Value and Inflation Protection Portfolios), dated April 30, 2007	Exhibit (d)2(m) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007
(d)2(m)	Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Capital Guardian Trust Company (on behalf of the Large Cap Blend and Domestic Equity Income Portfolios), dated April 30, 2007	Exhibit (d)2(n) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007
(d)2(n)	Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Capital Guardian Trust Company (on behalf of the Large Cap Blend and Domestic Equity Income Portfolios), dated May 3, 2007	Exhibit (d)2(o) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008
(d)2(o)	Amendment to Investment Sub-Advisory Agreement between Mason Street Advisors, Inc. and Templeton Investment Counsel, Inc. (on behalf of the International Equity Portfolio) dated May 3, 2007	Exhibit (d)2(p) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008
(d)2(p)	Amendment to Sub-Investment Advisory Agreement between Janus Capital Management LLC and Mason Street Advisors, LLC (on behalf of the Focused Appreciation Portfolio), dated August 2, 2007	Exhibit (d)2(q) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008
(d)2(q)	Amendment to Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of the Small Cap Value Portfolio) dated November 1, 2007	Exhibit (d)2(s) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(r)	Amendment to Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc., (on behalf of the Equity Income Portfolio) dated November 1, 2007	Exhibit (d)2(t) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008
(d)2(s)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Capital Guardian Trust Company, (on behalf of the Domestic Equity Portfolio) dated May 6, 2008	Exhibit (d)2(w) to Form N-1A Post Effective Amendment No. 35 for Northwestern Mutual Series Fund, Inc. filed on June 4, 2008
(d)2(t)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Templeton Investment Counsel, LLC, (on behalf of the International Equity Portfolio) dated May 6, 2008	Exhibit (d)2(x) to Form N-1A Post Effective Amendment No. 35 for Northwestern Mutual Series Fund, Inc. filed on June 4, 2008
(d)2(u)	Form of Investment Sub-advisory Agreement between Templeton Investment Counsel, LLC and Franklin Templeton Investments (Asia) Limited, (on behalf of the International Equity Portfolio)	Exhibit (d)2(y) to Form N-1A Post Effective Amendment No. 35 for Northwestern Mutual Series Fund, Inc. filed on June 4, 2008
(d)2(v)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Janus Capital Management LLC, (on behalf of the Focused Appreciation Portfolio) dated August 6, 2008	Exhibit (d)2(z) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009
(d)2(w)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc., (on behalf of the Small Cap Value and Equity Income Portfolios) dated November 4, 2008	Exhibit (d)2(bb) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009
(d)2(x)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and American Century Investment Management, Inc., (on behalf of the Mid Cap Value Portfolio) dated November 4, 2008 to be effective February 23, 2009	Exhibit (d)2(cc) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009
(d)2(y)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Janus Capital Management LLC (on behalf of the International Growth Portfolio) dated August 6, 2009 to be effective September 25, 2009	Exhibit (d)2(y) to Form N-1A Post Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(d)2(z)	Form of Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Credit Suisse Asset Management, LLC, (on behalf of the Commodities Return Strategy Portfolio)	Filed herewith.
(d)2(aa)	Form of Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Credit Suisse Asset Management, LLC, (on behalf of the NMSF Cayman Commodity Fund, Ltd.)	Filed herewith.

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(g)1(a)	Form of Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio and the Small Cap Growth Stock Portfolio) and The Chase Manhattan Bank	Exhibit G(8)(a) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(g)1(b)	Form of amendment to domestic Custodian Agreement between The Chase Manhattan Bank and Northwestern Mutual Series Fund, Inc. (on behalf of the Small Cap Value Portfolio, International Growth Portfolio, Asset Allocation Portfolio and the Domestic Equity Portfolio)	Exhibit G(1) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(g)1(c)	Amendment No. 1 to Domestic Custody Agreement between JPMorgan Chase Bank, N.A., as successor in interest to The Chase Manhattan Bank, and Northwestern Mutual Series Fund, Inc. dated August 6, 2009	Exhibit (g)1(c) to Form N-1A Post Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(g)1(d)	Global Custody Rider to Domestic Custody Agreement between Northwestern Mutual Series Fund, Inc. and JPMorgan Chase Bank, N.A., as successor in interest to The Chase Manhattan Bank, (on behalf of the Large Company Value Portfolio, Equity Income Portfolio, Mid Cap Value Portfolio, Small Cap Value Portfolio and Inflation Protection Portfolio) effective October 14, 2009	Exhibit (g)1(d) to Form N-1A Post Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(g)2(a)	Mutual Fund Custody and Services Agreement between Mellon Bank, N.A. and Northwestern Mutual Series Fund, Inc. (on behalf of the Select Bond Portfolio and the Balanced Portfolio), dated May 26, 2004	Exhibit (g)2 to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(g)2(b)	Amendment to Mutual Fund Custody and Services Agreement between Mellon Bank, N.A. and Northwestern Mutual Series Fund, Inc. dated August 6, 2009	Exhibit (g)2(b) to Form N-1A Post Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(g)3(a)	Foreign Custodian Agreement Between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc., dated March 31, 1997	Exhibit (g)3(a) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(g)3(b)	Form of amendment to foreign Custodian Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc. (Rule 17f-7)	Exhibit G(3) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(g)3(c)	Amendment to the Custodian Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc., dated May 1, 2003	Exhibit (g)3(c) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(g)3(d)	Appendix A to the Custodian Agreement between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co. dated as of January 30, 2009	Exhibit (g)3(d) to Form N-1A Post Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(g)3(e)	Amendment to the Custodian Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc., dated August 6, 2009	Exhibit (g)3(e) to Form N-1A Post Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(h)1(a)	License Agreement between Standard & Poor’s Corporation and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio), dated February 19, 1999	Exhibit H(9) to Form N-1A Post Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(h)1(b)	Form of License Agreement between Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 600 Stock Portfolio), dated April 27, 2007	Exhibit (h)1(b) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(h)2(a)	Form of Agreement to Pay or Reimburse Expenses of the Small Cap Growth Stock Portfolio and the Index 400 Stock Portfolio	Exhibit H to Form N-1A Post Effective Amendment No. 17 for Northwestern Mutual Series Fund, Inc. filed on April 29, 1999
(h)2(b)	Form of Agreement to Pay or Reimburse Expenses between Northwestern Mutual Series Fund, Inc., Northwestern Mutual Investment Services, LLC and The Northwestern Mutual Life Insurance Company (on behalf of the Small Cap Value Portfolio, International Growth Portfolio, Domestic Equity Portfolio and Asset Allocation Portfolio)	Exhibit H(2) to Form N-1A Post Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(h)3(a)	Foreign Custody Manager Delegation Agreement and Appendix “A” thereto, between Northwestern Mutual Series Fund, Inc. and Brown Brothers Harriman & Co., dated March 31, 1997	Exhibit (h)3(a) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(h)3(b)	Form of amendment to Delegation Agreement between Brown Brothers Harriman & Co. and Northwestern Mutual Series Fund, Inc. (on behalf of the Mid Cap Value Portfolio, the Focused Appreciation Portfolio and the Equity Income Portfolio)	Exhibit H(1) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(h)4	Form of Agreement to Waive Fees between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC (on behalf of the Mid Cap Value Portfolio, the Focused Appreciation Portfolio and the Equity Income Portfolio)	Exhibit H(2) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(h)5	Updated Agreement to waive fees and reimburse expenses (on behalf of the Small Cap Value Portfolio, International Growth Portfolio, Domestic Equity Portfolio and Asset Allocation Portfolio), dated April 27, 2006	Exhibit (h)5 to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(h)6	Updated Agreement to waive fees and reimburse expenses (on behalf of the Mid Cap Value Portfolio, the Focused Appreciation Portfolio and the Equity Income Portfolio), dated April 27, 2006	Exhibit (h)6 to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006
(h)7	Agreement to Waive Investment Advisory Fees Relating to the Franklin Templeton International Equity Portfolio dated November 15, 2006	Exhibit (h)7 to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(h)8	Agreement to Waive Investment Advisory Fees Relating to the Franklin Templeton International Equity Portfolio dated December 12, 2006	Exhibit (h)8 to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(h)9	Agreement to Waive Investment Advisory Fees Relating to the Asset Allocation Portfolio dated April 27, 2007	Exhibit (h)9 to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(h)10	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc., dated April 25, 2007	Exhibit (h)10 to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(h)11	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc., dated February 21, 2008	Exhibit (h)11 to Form N-1A Post Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008
(h)12	Agreement to Waive Fees of Northwestern Mutual Series Fund, Inc. Mid Cap Value Portfolio, Focused Appreciation Portfolio and Equity Income Portfolio, dated February 21, 2008	Exhibit (h)12 to Form N-1A Post Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008
(h)13	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to the International Equity Portfolio, dated February 21, 2008	Exhibit (h)13 to Form N-1A Post Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008
(h)14	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to the Asset Allocation Portfolio	Exhibit (h)14 to Form N-1A Post Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008
(h)15	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to the International Equity Portfolio dated February 25, 2010	Exhibit (h)15 to Form N-1A Post Effective Amendment No. 39 for Northwestern Mutual Series Fund, Inc. filed on April 28, 2010
(h)16	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to the Asset Allocation Portfolio dated February 25, 2010	Exhibit (h)16 to Form N-1A Post Effective Amendment No. 39 for Northwestern Mutual Series Fund, Inc. filed on April 28, 2010
(h)17	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc., dated February 25, 2010	Exhibit (h)17 to Form N-1A Post Effective Amendment No. 39 for Northwestern Mutual Series Fund, Inc. filed on April 28, 2010
(i)	Opinion and Consent of Counsel	To be filed with the 485(b) filing in April, 2011

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(j)	Consent of Independent Registered Public Accounting Firm	To be filed with the 485(b) filing in April, 2011
(l)1(a)	Subscription Agreement, dated April 23, 2003	Exhibit L to Form N-1A Post Effective Amendment No. 24 for Northwestern Mutual Series Fund, Inc. filed on May 1, 2003
(l)1(b)	Subscription Agreement, dated April 25, 2007	Exhibit (l)1(b) to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007
(p)1(a)	Summary of Revisions, effective April 1, 2002, to T. Rowe Price Group, Inc. And Its Affiliates Code of Ethics dated March, 2000; and previously filed as Exhibit P(1) with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A for Northwestern Mutual Series Fund, Inc., File No. 2-89971, CIK 0000742212, on May 17, 2001, and incorporated herein by reference	Exhibit P(3) to Form N-1A Post Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(p)1(b)	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective March 31, 2004	Exhibit (p)1(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(p)1(c)	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective February1, 2005	Exhibit (p)1(c) to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006
(p)1(d)	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective March 1, 2008	Exhibit (p)1(d) to Form N-1A Post Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008
(p)1(e)	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective March 13, 2009	Exhibit (p)1(e) to Form N-1A Post Effective Amendment No. 39 for Northwestern Mutual Series Fund, Inc. filed on April 28, 2010
(p)2	Code of Ethics for Northwestern Mutual Investment Services, LLC, dated April 1, 2002	Exhibit (p)1 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004
(p)3	Code of Ethics for Mason Street Advisors, LLC, Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc.	Exhibit (P)1 to Form N-1A Post Effective Amendment No. 22 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2002
(p)3(a)	Code of Ethics for Mason Street Advisors, LLC, Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc., dated February 5, 2004	Exhibit (p)2 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004
(p)3(b)	Code of Ethics for Mason Street Advisors, LLC, Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc., dated January 20, 2005	Exhibit (p)3(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(p)3(c)	Statement of Policy on Personal Securities Transactions Adopted by Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc., dated April 1, 2006	Exhibit (p)3(c) to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)3(d)	Statement of Policy on Personal Securities Transactions Adopted by Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc., dated July 2, 2007	Exhibit (p)3(d) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008
(p)3(e)	Personal Trading Policy Adopted by Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc. dated July 1, 2009	Exhibit (p)3(e) to Form N-1A Post Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(p)4(a)	Code of Ethics for The Capital Group Companies, dated December 2003	Exhibit (p)4 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004
(p)4(b)	The Capital Group Companies Code of Ethics, dated November 2004	Exhibit (p)5(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(p)4(c)	The Capital Group Companies Code of Ethics, dated December 2005	Exhibit (p)5(c) to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006
(p)4(d)	The Capital Group Companies Code of Ethics, dated December 2006	Exhibit (p)5(d) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(p)4(e)	The Capital Group Companies Code of Ethics, dated December 2007	Exhibit (p)5(e) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008
(p)4(f)	The Capital Group Companies Code of Ethics, dated December 2008	Exhibit (p)5(f) to Form N-1A Post Effective Amendment No. 37 for Northwestern Mutual Series Funds, Inc. filed on April 24, 2009
(p)4(g)	The Capital Group Companies Code of Ethics, dated June 2009	Exhibit (p)4(g) to Form N-1A Post Effective Amendment No. 39 for Northwestern Mutual Series Fund, Inc. filed on April 28, 2010
(p)5(a)	Summary of Changes to Code of Ethics for Franklin Templeton Investments, dated May 2003	Exhibit (p)5 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004
(p)5(b)	Franklin Templeton Investments Code of Ethics revised December 2004	Exhibit (p)6(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(p)5(c)	Franklin Templeton Investments Code of Ethics revised April 2005	Exhibit (p)6(c) to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006
(p)5(d)	Franklin Templeton Investments Code of Ethics revised May 2007	Exhibit (p)6(d) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008
(p)5(e)	Franklin Templeton Investments Code of Ethics revised May 2008	Exhibit (p)6(e) to Form N-1A Post Effective Amendment No. 37 for Northwestern Mutual Series Funds, Inc. filed on April 24, 2009
(p)5(f)	Franklin Templeton Investments Code of Ethics revised May 2009	Exhibit (p)5(f) to Form N-1A Post Effective Amendment No. 38 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2010
(p)6(a)	Janus Ethics Rules dated June 9, 2003	Exhibit (p)6 to Form N-1A Post Effective Amendment No. 25 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2004

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)6(b)	Janus Ethics Rules revised April 20, 2004	Exhibit (p)7(b) to Form N-1A Post Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(p)6(c)	Janus Ethics Rules revised March 22, 2005	Exhibit (p)7(c) to Form N-1A Post Effective Amendment No. 27 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2005
(p)6(d)	Janus Ethics Rules revised March 1, 2006	Exhibit (p)7(d) to Form N-1A Post Effective Amendment No. 28 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2006
(p)6(e)	Janus Ethics Rules revised November 21, 2006	Exhibit (p)7(e) to Form N-1A Post Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(p)6(f)	Janus Ethics Rules revised March 27, 2007	Exhibit (p)7(f) to Form N-1A Post Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(p)6(g)	Janus Ethics Rules revised December 14, 2007	Exhibit (p)7(g) to Form N-1A Post Effective Amendment No. 33 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2008
(p)6(h)	Janus Ethics Rules revised February 18, 2009	Exhibit (p)7(h) to Form N-1A Post Effective Amendment No. 37 for Northwestern Mutual Series Funds, Inc. filed on April 24, 2009
(p)6(i)	Janus Ethics Rules revised January 5, 2010	Exhibit (p)6(i) to Form N-1A Post Effective Amendment No. 39 for Northwestern Mutual Series Fund, Inc. filed on April 28, 2010
(p)7(a)	American Century Investments Code of Ethics dated January 1, 2007	Exhibit (p)8 to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007
(p)7(b)	American Century Investments Code of Ethics dated January 1, 2009	Exhibit (p)8(a) to Form N-1A Post Effective Amendment No. 37 for Northwestern Mutual Series Funds, Inc. filed on April 24, 2009
(p)8(a)	MSF Investment Management Code of Ethics effective January 1, 2007	Exhibit (p)9 to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007
(p)8(b)	MSF Investment Management Code of Ethics effective January 1, 2009	Exhibit (p)9(a) to Form N-1A Post Effective Amendment No. 37 for Northwestern Mutual Series Funds, Inc. filed on April 24, 2009
(p)9(a)	PIMCO Code of Ethics effective February 15, 2006	Exhibit (p)10 to Form N-1A Post Effective Amendment No. 32 for Northwestern Mutual Series Funds, Inc. filed on April 27, 2007
(p)9(b)	PIMCO Code of Ethics effective March 2009	Exhibit (p)9(b) to Form N-1A Post Effective Amendment No. 39 for Northwestern Mutual Series Fund, Inc. filed on April 28, 2010
(p)10(a)	Credit Suisse AI Insider Trading and Restricted List Policies and Procedures and AI Conflicts Clearance Procedures effective January 4, 2008	Filed herewith
(p)10(b)	Credit Suisse Asset Management Divisional Supplement effective October 22, 2009	Filed herewith

Item 29.	Persons Controlled by or under Common Control with Registrant

Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), a mutual insurance company organized by a special act of the Wisconsin Legislature, and its separate investment accounts created pursuant to Wisconsin insurance laws. Certain of the separate investment accounts are registered under the Investment Company Act of 1940 as unit investment trusts, and the purchasers of variable annuity contracts and variable life insurance policies issued in connection with such accounts have the right to instruct Northwestern Mutual with respect to the voting of the Registrant’s shares held by those accounts. Subject to such voting instruction rights, Northwestern Mutual and its separate investment accounts directly control the Registrant. However, the present practice of Northwestern Mutual, as disclosed elsewhere in this Amended Registration Statement, is to vote the shares of the Registrant held as general assets in the same proportions as the shares for which voting instructions are reserved.

Subsidiaries of Northwestern Mutual when considered in the aggregate as a single subsidiary would not constitute a significant subsidiary. The subsidiaries of Northwestern Mutual, as of February 4, 2011, as well as their jurisdiction of incorporation and Northwestern Mutual’s direct or indirect ownership percentage, are set forth below.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of February 4, 2011)

Name of Subsidiary	Jurisdiction of Incorporation
100 East Wisconsin Avenue Joint Venture – 100% ownership	Wisconsin
31 Ogden, LLC – 100% ownership	Delaware
3412 Exchange, LLC – 100% ownership	Delaware
AFE Brentwood Park, LLC – 100% ownership	Delaware
Amber, LLC – 100% ownership	Delaware
Arbor Lake Village Apartments Limited Liability Company – 100% ownership	Delaware
Arbor Oaks Ltd. – 100% ownership	Florida

Baraboo, Inc. – 100% ownership	Delaware
Bayridge, LLC – 100% ownership	Delaware
Bishop Square, LLC – 100% ownership	Delaware
Bradford, Inc. – 100% ownership	Delaware
Brendan International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Brookarbor Joint Venture – 100% ownership	Illinois
Burgundy, LLC – 100% ownership	Delaware

Chateau, LLC – 100% ownership	Delaware
Coral, Inc. – 100% ownership	Delaware
Cortona Holdings, LLC – 100% ownership	Delaware
Fairfield Potomac Club LLC – 100% ownership	Delaware
Fairfield West Deer Park LLC – 100% ownership	Delaware
Foxkirk, LLC – 100% ownership	Delaware
Frank Russell Company – 92.71% ownership	Washington
Group Liquidation Corp. – 100% ownship	New Mexico
Hazel, Inc. – 100% ownership	Delaware

Higgins, Inc. – 100% ownership	Delaware
Highbrook International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Hobby, Inc. – 100% ownership	Delaware

Name of Subsidiary	Jurisdiction of Incorporation
Hollenberg 1, Inc – 100% ownership	Delaware

Jacksonville Concourse, LLC – 100% ownership	Delaware
Jacksonville Concourse II, LLC – 100% ownership	Delaware
Jacksonville Concourse III, LLC – 100% ownership	Delaware

Juleen, LLC – 100% ownership	Delaware
Justin International FSC, Inc. – 100% ownership	U.S. Virgin Islands
JYD Assets, LLC – 100% ownership	Delaware
Klode, Inc. – 100% ownership	Delaware
Kristiana International Sales, Inc. – 100% ownership	U.S. Virgin Islands

Lake Bluff, Inc. – 100% ownership	Delaware
Logan, Inc. – 100% ownership	Delaware
Lydell, Inc. – 100% ownership	Delaware
Maroon, Inc. – 100% ownership	Delaware
Mason & Marshall, Inc. – 100% ownership	Delaware
Mason Street Advisors, LLC – 100% ownership	Delaware
Millbrook Apartments Associates L.L.C. – 100% ownership	Virginia
Mitchell, Inc. – 100% ownership	Delaware
Model Portfolios LLC – 100% ownership	Delaware
N.M. Albuquerque Inc. – 100% ownership	New Mexico
NM BSA, LLC – 100% ownership	Delaware
NM Cancer Center GP, LLC – 100% ownership	Delaware
NM DFW Lewisville, LLC	Delaware

NM-Exchange Three, LLC – 100% ownership	Delaware
NM F/X, LLC – 100% ownership	Delaware
NM GP Holdings LLC – 100% ownership	Delaware
NM Harrisburg, Inc. – 100% ownership	Pennsylvania
NM Imperial, LLC – 100% ownership	Delaware
NM Investment Holdings, LLC – 100% ownership	Delaware
NM Lion, LLC – 100% ownership	Delaware
NM Majestic Holdings, LLC – 100% ownership	Delaware
NM Pebble Valley LLC	Delaware
NM RE Funds, LLC – 100% ownership	Delaware
NM Regal, LLC – 100% ownership	Delaware
NM Twin Creeks GP, LLC – 100% ownership	Delaware
NML-CBO, LLC – 100% ownership	Delaware
NML Clubs Associated, Inc.	Wisconsin
NML Development Corporation – 100% ownership	Delaware
NML Real Estate Holdings, LLC – 100% ownership	Wisconsin
NML Securities Holdings, LLC – 100% ownership	Wisconsin
NMRM Holdings LLC – 100% ownership	Delaware
NW Pipeline, Inc. – 100% ownership	Texas
New Arcade, LLC – 100% ownership	Wisconsin
New Street Joint Venture – 100% ownership	Illinois
Nicolet, Inc. – 100% ownership	Delaware
North Van Buren, Inc. – 100% ownership	Delaware
Northwestern Ellis Company – 100% ownership	Nova Scotia
Northwestern Investment Management Company, LLC – 100% ownership	Delaware
Northwestern Long Term Care Insurance Company – 100% ownership	Illinois

Name of Subsidiary	Jurisdiction of Incorporation
Northwestern Mutual Capital GP, LLC – 100% ownership	Delaware
Northwestern Mutual Capital GP II, LLC – 100% ownership	Delaware
Northwestern Mutual Capital Limited – 100% ownership	United Kingdom
Northwestern Mutual Investment Services, LLC – 100% ownership	Wisconsin

Northwestern Mutual Wealth Management Company – 100% ownership	Federal Savings Bank (subject to jurisdiction of the Office of Thrift Supervision)
Olive, Inc. – 100% ownership	Delaware
Osprey Links, LLC – 100% ownership	Delaware
Park Ridge Corporate Center, LLC – 100% ownership	Delaware
Piedmont Center, 1-4 LLC – 100% ownership	Delaware
Piedmont Center 15 LLC – 100% ownership	Delaware

RE Corporation – 100% ownership	Delaware
Regina International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Russet, Inc. – 100% ownership	Delaware
Scotty, LLC – 100% ownership	Delaware
Solar Resources, Inc. – 100% ownership	Wisconsin
Stadium and Arena Management, Inc. – 100% ownership	Delaware
Travers International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Tupelo, Inc. – 100% ownership	Delaware
Two Con Holdings, LLC – 100% ownership	Delaware
Villas of St. Johns L.L.C. – 100% ownership	Delaware
Walden OC, LLC – 100% ownership	Delaware
Warren Corporate Center, LLC – 100% ownership	Delaware
West Huron Joint Venture – 100% ownership	Washington
White Oaks, Inc. – 100% ownership	Delaware
Windwood Drive Ann Arbor, LLC – 100% ownership	Delaware

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2010, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company, which includes registered investment advisers and registered investment companies.

Item 30.	Indemnification

Article IX of Registrant’s by-laws is included as an exhibit to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. In addition to indemnification provided by the Registrant’s by-laws, the Registrant’s directors may in certain circumstances be eligible for indemnification by Northwestern Mutual. In addition, the by-laws of Northwestern Mutual permit indemnification by Northwestern Mutual of trustees, officers and employees of Northwestern Mutual who are serving as directors of another corporation at the request of Northwestern Mutual. Pursuant to the by-law provision, the Trustees of Northwestern Mutual have adopted a resolution providing that the directors of Registrant shall be indemnified against all reasonable expenses in a successful defense in a proceeding, and liability incurred in a proceeding to which such person was a party because he or she is or was a director of the Registrant. Indemnification is not available if liability was incurred because the director breached or failed to perform a duty owed to Registrant and the breach or failure to perform constituted any of the following: (a) a willful failure to deal fairly with Registrant or its stockholders in connection with a matter in which the director has a material conflict of interest; (b) a violation of criminal law unless the director had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (c) a transaction in which the director derived an improper personal benefit; or (d) willful misconduct. The directors are covered under a directors and officers liability insurance policy effective September 1, 2010 in the name of the Series Fund. It is in the amount of $25 million ($15 million primary layer and a $10 million secondary layer), with a $500,000 deductible. The cost of the insurance is paid by the Registrant.

Item 31.	Business and Other Connections of Investment Adviser

Mason Street Advisors, LLC (“MSA”), the Registrant’s investment adviser, also provides investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual.

For additional information regarding the business and other connections of each sub-adviser, please see Schedules A, B and C, as applicable, to Part I of Form ADV in addition to Part II of Form ADV of each sub-adviser, incorporated herein by reference, which sets forth the officers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers of each sub-adviser during the past two years. The chart below sets forth each sub-adviser and their respective SEC file number.

Sub-adviser	SEC Number
American Century Investment Management, Inc.	801-8174
Capital Guardian Trust Company	801-60145
Janus Capital Management LLC	801-13991
Massachusetts Financial Services Company	801-17352
T. Rowe Price Associates, Inc.	801-856
Pacific Investment Management Company LLC	801-48187
Templeton Investment Counsel, LLC	801-15125
Credit Suisse Asset Management, LLC	801-37170

Item 32.	Principal Underwriters

Not applicable.

Item 33.	Location of Accounts and Records

Pursuant to the investment advisory agreement, MSA, the Registrant’s adviser, provides or arranges with Northwestern Mutual, its affiliate, for the provision of facilities and personnel for maintaining the Registrant’s books and records. Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR §§ 270-31a-1 to 31a-3 promulgated thereunder, is kept at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, the address of MSA and of Northwestern Mutual, except for records held and maintained by Mellon Bank, N.A., One Mellon Bank Center, Room 1035, Pittsburgh, PA 15258; Brown Brothers Harriman & Co., 70 Franklin Street, Boston, MA 02109 and J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, relating to their respective functions as custodians.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Series Fund, Inc., has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 10th day of February, 2011.

NORTHWESTERN MUTUAL SERIES FUND, INC.
(Registrant)

By:	/s/R. DAVID ELLS
R. David Ells, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/R. DAVID ELLS R. David Ells	President and Principal Executive Officer	February 10, 2011

/s/WALTER M. GIVLER Walter M. Givler	Vice President, Chief Financial Officer and Treasurer	February 10, 2011

/s/BARBARA E. COURTNEY Barbara E. Courtney	Controller and Chief Accounting Officer	February 10, 2011

/s/MIRIAM A. ALLISON Miriam A. Allison	Director	January 30, 2011

/s/ROBERT H. HUFFMAN III Robert H. Huffman III	Director	January 25, 2011

/s/MICHAEL G. SMITH Michael G. Smith	Director	January 31, 2011

/s/GARY A. POLINER Gary A. Poliner	Director	February 11, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit
(a)1(k)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 2010.
(d)1(f)	Form of Investment Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC (on behalf of the Commodities Return Strategy Portfolio)
(d)1(g)	Form of Investment Advisory Agreement between NMSF Cayman Commodity Fund, Ltd. And Mason Street Advisors, LLC
(d)2(z)	Form of Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Credit Suisse Asset Management, LLC, (on behalf of the Commodities Return Strategy Portfolio)
(d)2(aa)	Form of Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Credit Suisse Asset Management, LLC, (on behalf of the NMSF Cayman Commodity Fund, Ltd.)
(p)10(a)	Credit Suisse AI Insider Trading and Restricted List Policies and Procedures and AI Conflicts Clearance Procedures effective January 4, 2008
(p)10(b)	Credit Suisse Asset Management Divisional Supplement effective October 22, 2009